Securities Act File No. 33-34080
                                  Investment Company Act File No. 811-6076
===========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/


                  Pre-Effective Amendment No. ___                     / /


                  Post-Effective Amendment No. 32                    /x/



                                    and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     /x/


                              Amendment No. 32                      /x/


                     (Check appropriate box or boxes)

                         THE INFINITY MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


3435 Stelzer Road, Columbus, Ohio                                  43219
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including Area Code:  (614) 470-8000



                            George O. Martinez, Esq.
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                     (Name and Address of Agent for Service)


                                    copy to:


                             Stuart H. Coleman, Esq.
                            Stroock & Stroock & Lavan LLP
                                180 Maiden Lane
                          New York, New York 10038-4982


                  It is proposed that this filing will become effective (check appropriate box)


                   __  immediately upon filing pursuant to paragraph (b)

                    X  on April 30, 1997 pursuant to paragraph (b)

                  ____ 60 days after filing pursuant to paragraph (a)(i)

                  ____ on (date) pursuant to paragraph (a)(i)

                  ____ 75 days after filing pursuant to paragraph (a)(ii)

                  ____ on (date) pursuant to paragraph (a)(ii) of Rule 485.

                  If appropriate, check the following box:

                  ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Registrant has registered an indefinite number of its shares of Common Stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended December 31, 1996 was filed on February 28, 1997.

                         THE INFINITY MUTUAL FUNDS, INC.

                      Alpha Government Securities Portfolio

                  Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A                   Caption                                   Page

1                   Cover Page                                        Cover
2                   Synopsis                                           2
3                   Condensed Financial Information                    3
4                   General Description of Registrant                  4, 15
5                   Management of the Fund                             8
5(a)                Management's Discussion of Fund Performance        *
6                   Capital Stock and Other Securities                 15
7                   Purchase of Securities Being Offered               11
8                   Redemption or Repurchase                           13
9                   Pending Legal Proceedings                          *

Items in
Part B of
Form N-1A

10                  Cover Page                                         B-1
11                  Table of Contents                                  B-1
12                  General Information and History                    *
13                  Investment Objectives and Policies                 B-2
14                  Management of the Fund                             B-6
15                  Control Persons and Principal Holders
                    of Securities                                      B-8, B-18
16                  Investment Advisory and Other Services             B-9
17                  Brokerage Allocation                               B-17
18                  Capital Stock and Other Securities                 B-18
19                  Purchase, Redemption and Pricing of
                    Securities Being Offered                           B-13
20                  Tax Status                                         *
21                  Underwriters                                       *
22                  Calculations of Performance Data                   B-16
23                  Financial Statements                               B-20
------------

*Omitted since answer is negative or inapplicable.

                         THE INFINITY MUTUAL FUNDS, INC.

               Correspondent Cash Reserves Money Market Portfolio
          Correspondent Cash Reserves Tax Free Money Market Portfolio
                  Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption
                                                                     Page


1            Cover Page                                              Cover
2            Synopsis                                                2
3            Condensed Financial Information                         3
4            General Description of Registrant                       5, 16
5            Management of the Fund                                  9
5(a)         Management's Discussion of Fund Performance             *
6            Capital Stock and Other Securities                      16
7            Purchase of Securities Being Offered                    11
8            Redemption or Repurchase                                13
9            Pending Legal Proceedings                               *


Items in
Part B of
Form N-1A


10          Cover Page                                               B-1
11          Table of Contents                                        B-1
12          General Information and History                          *
13          Investment Objectives and Policies                       B-2
14          Management of the Fund                                   B-15
15          Control Persons and Principal Holders
            of Securities                                            B-18, B-27
16          Investment Advisory and Other Services                   B-18
17          Brokerage Allocation                                     B-25
18          Capital Stock and Other Securities                       B-26
19          Purchase, Redemption and Pricing of
              Securities Being Offered                               B-23
20          Tax Status                                               *
21          Underwriters                                             *
22          Calculations of Performance Data                         B-24
23          Financial Statements                                     B-35


------------

*Omitted since answer is negative or inapplicable.

                       THE INFINITY MUTUAL FUNDS, INC.

                              AmeriStar Portfolios

                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A          Caption




                                                                          Prime Money Market
                                                                          and U.S. Treasury
                                                                          Money Market Portfolios


                                                                          Investor        Trust
                                                                          Shares          Shares
                                                                          --------        ------
1          Cover Page                                                     Cover           Cover
2          Synopsis                                                       3               3
3          Condensed Financial Information                                4               4
4          General Description of Registrant                              6               5
5          Management of the Fund                                         8               7
5(a)       Management's Discussion of Fund's Performance                  *               *
6          Capital Stock and Other Securities                             18              13
7          Purchase of Securities Being Offered                           11              9
8          Redemption or Repurchase                                       13              10
9          Pending Legal Proceedings                                      *               *

Items in
Part B of
Form N-1A
                                                                          Both
                                                                          Classes
                                                                          -------
10         Cover Page                                                     B-1
11         Table of Contents                                              B-1
12         General Information and History                                *
13         Investment Objectives and Policies                             B-2
14         Management of the Fund                                         B-11
15         Control Persons and Principal Holders                     B-11,B-23
           of Securities
16         Investment Advisory and Other Services                         B-14
17         Brokerage Allocation                                           B-22
18         Capital Stock and Other Securities                             B-23
19         Purchase, Redemption and Pricing of                            B-18
           Securities Being Offered
20         Tax Status                                                     *
21         Underwriters                                                   *
22         Calculations of Performance Data                               B-21
23         Financial Statements                                           B-30

Items in
Part C of
Form N-1A                                                                 All Portfolios

24         Financial Statements and Exhibits                                   C-1
25         Persons Controlled by or Under Common
           Control with Registrant                                             C-5
26         Number of Holders of Securities                                     C-5
27         Indemnification                                                     C-5
28         Business and Other Connections of                                   C-6
           Investment Adviser
29         Principal Underwriters                                              C-10
30         Location of Accounts and Records                                    C-10
31         Management Services                                                 C-11
32         Undertakings                                                        C-11

------------

*Omitted since answer is negative or inapplicable.

                                   PROSPECTUS
                                  April 30, 1997


                                      LOGO

                         THE INFINITY MUTUAL FUNDS, INC.
                      Alpha Government Securities Portfolio
--------------------------------------------------------------------------------

    The Infinity Mutual Funds, Inc. (the "Fund") is an open-end, management investment company, known as a series fund. By this Prospectus, shares of the Fund's Alpha Government Securities Portfolio (the "Portfolio") are being offered.

    The Portfolio is a diversified, money market mutual fund that seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Portfolio invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and repurchase agreements in respect thereof.

    The Portfolio's shares are offered only to clients of certain financial institutions which have entered into service agreements with the Fund. You can invest, reinvest or redeem shares of the Portfolio at any time without charge or penalty.


    BEA Associates (the "Adviser") serves as the Portfolio's investment adviser.



    BISYS Fund Services Limited Partnership ("BISYS") serves as the Portfolio's administrator and distribtribtor.


    An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.
                            ------------------------

    This Prospectus sets forth concisely information about the Fund and the Portfolio that an investor should know before investing. It should be read and retained for future reference.



    The Statement of Additional Information, dated April 30, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035, contact your sales representative or call 1-800-442-3809.

           Portfolio shares are not deposits or obligations of, or endorsed or guaranteed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Portfolio shares involve certain investment risks, including the possible loss of principal.

                               TABLE OF CONTENTS

                                      Page
                                                            -----------
Expense Summary.......................................           2
Financial Highlights..................................           3
Yield Information.....................................           4
Description of the Portfolio..........................           4
Management of the Portfolio...........................           9
How to Buy Shares.....................................          12
How to Redeem Shares..................................          14
Dividends, Distributions and Taxes....................          15
General Information...................................          17



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Expense Summary

(as a percentage of average daily net assets)



Management Fees.....................................       .10%
Other Expenses (net of fee waivers).................       .76%

Total Operating Expenses (net of fee waivers).......       .86%
Example:                                                      1 Year     $ 9
You would pay the following expenses on a $1,000 investment,  3 Years    $27
  assuming (1) 5% annual return and (2) redemption at the     5 Years    $48
  end of each time period:                                   10 Years   $106



     The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Portfolio's actual performance will vary and may result in an actual return greater or less than 5%.


     The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Portfolio, the payment of which will reduce investors' annual return. The expenses noted above, without fee waivers, would be: Other Expenses -- 1.13% and Total Operating Expenses -- 1.23%. Financial institutions also may charge their customers fees in connection with the operation of the "sweep" program which are for services unrelated to those provided pursuant to Shareholder Services Agreements. For a further description of the various costs and expenses incurred in the Portfolio's operation, see "Management of the Portfolio."

Financial Highlights

     Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. The information in the table has been audited by KPMG Peat Marwick LLP, the Portfolio's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.



                                   Year Ended
                                --------------------------------------------------------------------------------    Period Ended
                                December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
                                    1996         1995          1994          1993          1992          1991          1990*
                                ------------  ------------  ------------  ------------  ------------  ------------ ------------

Net asset value, beginning of
year..........................   $0.999      $   0.999     $   1.000      $  1.000     $   1.000     $   1.000     $   1.000
                                ------------  ------------  ------------  ------------  ------------  ------------ -------------
Income from investment
  operations:
  Net investment income.......    0.044          0.048         0.036         0.027         0.033         0.054         0.020
  Net realized gains (losses) from
securities transactions.......     --             --          (0.004)           --            --           --            --
                                ------------ ------------  ------------  ------------  ------------  ------------  ------------
  Net income from investment
operations....................    0.044          0.048         0.032         0.027         0.033         0.054         0.020
                                ------------  ------------  ------------  ------------  ------------  ------------ -------------
Less dividends and
  distributions:
  Dividends from net
investment income.............   (0.044)        (0.048)       (0.036)       (0.027)       (0.033)       (0.054)       (0.020)
                                ------------  ------------  ------------  ------------  ------------  ------------  ------------
  Total dividends and
distributions.................   (0.044)        (0.048)       (0.036)       (0.027)       (0.033)       (0.054)       (0.020)
                                ------------  ------------  ------------  ------------  ------------  ------------  -------------
Increase due to voluntary
  capital contribution from
affiliates....................      --             --          0.003            --            --            --            --
                                ------------  ------------  ------------  ------------  ------------  ------------   -----------
Net asset value, end of
year..........................  $ 0.999       $  0.999         0.999       $ 1.000      $  1.000       $ 1.0000      $  1.000
                                ------------  ------------  ------------  ------------  ------------  ------------    -----------
                                ------------  ------------  ------------  ------------  ------------  ------------    -----------
Total Return..................    4.54%          4.95%         3.65%         2.73%         3.39%          5.54%         2.02%+
Ratios/Supplemental Data:
  Net assets, end of period
(000s)........................  $ 23,561      $ 54,881    $  43,104       $ 39,069      $ 43,124     $  62,489        $ 62,557
  Ratio of expenses to average
net assets....................    0.86%          0.76%         0.60%         0.56%         0.60%          0.57%         0.69%++
  Ratio of net investment
    income to average net
assets......................      4.45%          4.83%         3.61%         2.70%         3.40%          5.39%         7.11%++


Ratio of expenses to
 average net assets**             1.23%***       1.11%         1.06%         1.06%         1.10%          1.07%         1.19++
Ratio of net investment
 income to average net assets**   4.10%          4.48%         3.15%         2.20%         2.90%          4.89%         6.61++


---------------
 * For the period September 20, 1990 (commencement of operations) through December 31, 1990.

** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

***During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.


+  Not annualized.
++ Annualized.

Yield Information

     From time to time, the Portfolio will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

     Yield information is useful in reviewing the Portfolio's performance, but because yields will fluctuate, such information under certain conditions may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


     Comparative performance information may be used from time to time in advertising or marketing the Portfolio's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor, N. Palm Beach, Fla. 33408, IBC Money Fund Report, Morningstar, Inc., other industry publications and national financial publications, including Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or local or regional publications.


Description of the Portfolio

Investment Objective


     The Portfolio seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting shares. There can be no assurance that the Portfolio's investment objective will be achieved. Securities in which the Portfolio invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

Management Policies

     The Portfolio invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and may enter into repurchase agreements and reverse repurchase agreements with respect to such securities. The Portfolio also may lend securities from its portfolio as described below.

     The Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost of method of valuing the Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act. In accordance with Rule 2a-7, the Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities. The Board of Directors has delegated to the Adviser the day-to-day operations of the Portfolio; however, the Board of Directors retains ultimate responsibility for compliance with Rule 2a-7 under the 1940 Act. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Portfolio's Statement of Additional Information. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.


Portfolio Securities

     U.S. Government Obligations. The Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities include U.S. Treasury securities, such as bills, notes, bonds and certificates of indebtedness, which differ only in their interest rates, maturities and times of issuance, and issues of U.S. Government agencies and instrumentalities established under the authority of an act of Congress. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Portfolio will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     Repurchase Agreements. The Portfolio may enter into repurchase agreements. Repurchase agreements involve the acquisition by the Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

Investment Practices

     Portfolio Lending. From time to time, the Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash or U.S. Government securities. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio can increase its income through the investment of such collateral. The Portfolio continues to be entitled to the interest or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.

     Reverse Repurchase Agreements. The Portfolio, to a limited extent, may borrow for investment purposes. This borrowing, which is known as leveraging, will be on a secured basis through the entering into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. The Portfolio will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, the Portfolio may be exposed to greater potential fluctuations in the value of its assets. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Fund's Directors have considered the risks to the Portfolio and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with the Portfolio's investment objective and management policies.

     When-Issued Securities. The Portfolio may purchase U.S. Government securities on a when-issued or forward commitment basis, which means that delivery and payment for such securities ordinarily take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Portfolio will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

     Illiquid Securities. The Portfolio will not invest more than 10% of the value of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other instruments, certain restricted securities. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

Certain Fundamental Policies

     The Portfolio may (i) borrow money, but only (a) from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (borrowings repaid within 60 days and not renewed or extended are presumed to be for temporary purposes) (while borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments), and (b) in connection with the entry into reverse repurchase agreements. At no time may total borrowings exceed 33 1/3% of the value of the Portfolio's total assets; (ii) pledge, hypothecate, mortgage or otherwise encumber its assets, but only (a) to secure borrowings for temporary or emergency purposes and (b) in connection with the entry into reverse repurchase agreements in an amount equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest in certain cases; and (iii)invest up to 10% of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in securities that are illiquid. This paragraph describes fundamental policies that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. See "Investment Objective and Management Policies -- Investment Restrictions" in the Portfolio's Statement of Additional Information.


Investment Considerations


     General. The Portfolio will attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Portfolio since it usually will not pay brokerage commissions on purchases of U.S. Government securities. The value of the portfolio securities held by the Portfolio will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss will be realized.

     Simultaneous Investments. Investment decisions for the Portfolio are made independently from those of the Fund's other portfolios and other investment companies or accounts managed by the Adviser. However, if such other entities desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.
--------------------------------------------------------------------------------


Management of the Portfolio

Board of Directors

     The business affairs of the Fund are managed under the general supervision of its Board of Directors. The Portfolio's Statement of Additional Information contains the name and general business experience of each Director.

Investment Adviser


     BEA Associates, located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as the Portfolio's investment adviser. The Adviser is a New York general partnership comprised of Credit Suisse Capital Corporation ("CSCC"), an indirect, wholly-owned subsidiary of Credit Suisse, and Basic Appraisals, Inc. (which formerly was known as BEA Associates, Inc., the Portfolio's predecessor sub-investment adviser). The Adviser is a registered investment adviser which, together with its predecessor companies, has been in the money management business for over 50 years and currently manages approximately $30 billion in assets. The Adviser manages global equity, balanced, fixed-income and derivative securities accounts for other investment companies and private individuals, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions.


     The Adviser supervises and assists in the overall management of the Portfolio's affairs under an Investment Advisory Agreement with the Fund, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law.


     For the fiscal year ended December 31, 1996, the Portfolio paid the Adviser a monthly fee at the annual rate of .10 of 1% of the value of the Portfolio's average daily net assets.



Administrator and Distributor


     BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Portfolio's administrator and distributor. BISYS currently provides administrative or sub-administrative services to, and distributes the shares of, other investment companies with over $120 billion in assets. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

     Under its Administration Agreement with the Fund, BISYS generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, BISYS provides the Fund with office facilities, personnel and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Fund's Custodian.

     Under the terms of the Administration Agreement, the Portfolio has agreed to pay BISYS a monthly fee based on the Portfolio's assets as shown below:



                              Portfolio's Average
  Annual Rate                   Daily Net Assets
---------------  ----------------------------------------------
         .13%    Less than $200 million
         .12%    $200 million to less than $300 million
         .11%    $300 million to less than $350 million
         .10%    $350 million and over




     For the fiscal year ended December 31, 1996, the Portfolio paid BISYS a monthly fee at the effective annual rate of .08 of 1% of the value of the Portfolio's average daily net assets pursuant to an undertaking by BISYS.

     As distributor, BISYS makes a continuous offering of the Portfolio's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Portfolio (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by BISYS in connection with the offering of the Portfolio's shares for sale to the public.



Shareholder Services Agreement

     The Fund may enter into Shareholder Services Agreements with one or more financial institutions (which may include banks), with respect to certain services to be provided to the Portfolio's shareholders. Under a Shareholder Services Agreement, the financial institution would agree to: develop and monitor the investor programs that are offered from time to time in connection with effecting transactions in Portfolio shares; provide dedicated walk-in and telephone facilities to handle shareholder inquiries and investor needs; develop and maintain specialized systems for the automatic investment of such institution's client account balances; pay for the operation of arrangements that facilitate same-day share purchases by such institution's clients; and provide a facility to receive purchase and redemption orders and various other services for the Portfolio's shareholders. To date, the Fund has entered into a Shareholder Services Agreement with one financial institution.


     For the services provided and expenses assumed pursuant to a Shareholder Services Agreement, the Portfolio will agree to pay the financial institution a monthly fee at the annual rate of .45 of 1% of the average daily value of the Portfolio's shares owned by shareholders who are clients of the financial institution. For the fiscal year ended December 31, 1996, the Portfolio paid the financial institution a monthly fee at the effective annual rate of .15 of 1% of the value of the Portfolio's average daily net assets pursuant to an undertaking by the financial institution.

     The Glass-Steagall Act and other applicable laws prohibit Federally chartered or supervised banks and savings and loan associations from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Nevertheless, these financial institutions are permitted to act as agents for their customers by making securities, such as mutual fund securities, available to their customers. Accordingly, these financial institutions will be engaged under a Shareholder Services Agreement only to perform administrative and shareholder servicing functions. These financial institutions are permitted to receive compensation for such services. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of these financial institutions or their subsidiaries or affiliates, could prevent such an entity from continuing to perform all or part of its activities pursuant to a Shareholder Services Agreement. If such an entity were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alternative means for continuing the services provided to such shareholders would be sought.


Custodian and Transfer Agent


     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

Expenses


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administration and other shareholder services fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of the Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.


     Expenses attributable to the Portfolio are charged against the assets of the Portfolio; other expenses of the Fund are allocated among the Fund's portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each portfolio.

How to Buy Shares

General

     Portfolio shares may be purchased only by clients of certain financial institutions (which may include banks) and their affiliates that have entered into a Shareholder Services Agreement with the Fund. You should consult your financial institution to see if you are eligible to purchase Portfolio shares. The Fund does not impose any sales load in connection with the purchase of Portfolio shares. Stock certificates are issued only upon written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

     The minimum initial investment in the Portfolio is $1,000. Subsequent investments must be at least $100. The Fund reserves the right to offer the Portfolio's shares through certain "sweep" programs without regard to minimum purchase requirements. When purchasing shares, be sure to indicate the name of the Portfolio and the amount to be invested.

     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. See "Terms of Purchase" below. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

Wire Orders


     If you desire to purchase shares by wire, you should request your bank to transmit immediately available funds by wire to The Bank of New York, DDA #8900118830, for purchases of shares in your name. It is important that the wire include your name, address and Taxpayer Identification Number, indicate whether a new account is being established or a subsequent payment is being made to an established account and indicate the name of the Fund and Portfolio. If a subsequent payment is being made, your Fund account number should be included. Information on remitting funds in this manner may be obtained from your bank, which must be a commercial bank that is either a member of the Federal Reserve System or has a correspondent bank located in New York City.


Automatically Through "Sweep" Programs

     You may be eligible for an automatic investment privilege through your account with your financial institution, commonly called a "sweep," under which amounts in excess of a certain minimum held in your account will be invested automatically in shares of the Portfolio at predetermined intervals at the next determined net asset value. If you desire to use this privilege, you should consult your financial institution for details. It is your financial institution's responsibility to transmit your order on a timely basis. The "sweep" program may be modified or terminated at any time by the Fund.

Terms of Purchase


     If your purchase order is received by the Transfer Agent by 12:00 noon, Eastern time, on a business day (which, as used herein, shall include each day that the New York Stock Exchange and the Fund's Custodian are open for business), shares will be purchased as of 12:00 noon, Eastern time, on such business day if payment is received in, or is converted into, Federal Funds by 4:00 p.m., Eastern time, by the Transfer Agent on that day. If your purchase order is received after 12:00 noon, Eastern time, or if payment in Federal Funds is not received by 4:00 p.m., Eastern time, shares will be purchased as of 12:00 noon, Eastern time, on the business day on which Federal Funds are available. If you effect transactions in shares of the Portfolio through your financial institution, it is your financial institution's responsibility to transmit orders so that they will be received by the Transfer Agent in time to receive the next determined net asset value as described above.

    The Portfolio's net asset value per share is determined as of 12:00 noon, Eastern time, on each business day. Net asset value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of its shares outstanding. See "Determination of Net Asset Value" in the Portfolio's Statement of Additional Information.


     Federal regulations require that you provide a certified Taxpayer Identification Number upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement.

How to Redeem Shares

General


     You may request redemption of your shares at any time. Redemptions may be made automatically through "sweep" programs. See "How to Buy Shares __ Automatically Through 'Sweep' Programs." When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.


     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

     The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less, for reasons other than market conditions, and remains so during the notice period.

Dividends, Distributions and Taxes

     The Portfolio declares dividends from net investment income on each day that the Portfolio is open for business. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional shares at net asset value or, at your option, paid in cash. The Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent, if received by 12:00 noon, New York time, on such day, and continue to earn dividends through the day before a redemption order for such shares is processed by the Transfer Agent. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.

     Distributions from net realized securities gains, if any, are declared and paid once a year, but the Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), and in all events in a manner consistent with the provisions of the 1940 Act. You may choose whether to receive distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

     If you elect to receive distributions in cash and your distribution checks
(1) are returned to the Fund marked "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in Portfolio shares at the net asset value determined as of the date of payment of the distribution. In addition, any such undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in Portfolio shares at the net asset value determined as of the date of cancellation.

     Dividends derived from interest and distributions from any net realized short-term securities gains generally are taxable to investors as ordinary income, whether received in cash or reinvested in additional Portfolio shares. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Portfolio shares. No dividend will qualify for the dividends-received deduction allowable to certain corporations.

     Dividends derived from net investment income and distributions from net realized short-term securities gains paid by the Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Portfolio to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.


     Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains of the Portfolio paid to a shareholder if such shareholder fails to certify either that the Taxpayer Identification Number furnished in connection with opening an account is correct, or that such shareholder has not received notice from the Internal Revenue Service of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the Internal Revenue Service may notify the Fund to institute backup withholding if the Internal Revenue Service determines a shareholder's Taxpayer Identification Number is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


     A Taxpayer Identification Number is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to income dividends and distributions from securities gains, if any, paid during the year. Dividends and distributions attributable to interest from direct obligations of the United States and paid by the Portfolio to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the Portfolio may invest may be subject to state tax. The Fund intends to provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the Portfolio that is attributable to interest income from direct obligations of the United States.


     Management of the Fund believes that the Portfolio qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Code subjects regulated investment companies, such as the Portfolio, to a non-deductible 4% excise tax to the extent that such investment companies do not distribute a very substantial portion of their taxable investment income and capital gains, generally determined on a calendar year basis.

     You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

General Information


     The Fund was incorporated under Maryland law on March 6, 1990, and the Portfolio commenced operations on September 20, 1990. The Fund is authorized to issue 12 billion 500 million shares of Common Stock (with 1 billion allocated to the Portfolio), par value $.001 per share. Each share has one vote.


     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office or for any other purpose. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Alpha Government Securities Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents.


     To date, 14 portfolios of shares have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes).

     The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account.

     Shareholder inquiries may be made by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

     No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.



                                   PROSPECTUS
                                     (LOGO)
                                  April 30, 1997


                                     (LOGO)

                         ----------------------------

                        The Infinity Mutual Funds, Inc.
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

                          ----------------------------

                               Investment Adviser
                                 BEA ASSOCIATES
                              One Citicorp Center
                              153 East 53rd Street
                               New York, NY 10019

                          ----------------------------


                          Administrator and Distributor
                     BISYS Fund Services Limited Partnership
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

                          ----------------------------

                                   Custodian
                              THE BANK OF NEW YORK
                              90 Washington Street
                               New York, NY 10286

                          ----------------------------


                                 Transfer Agent
                          & Dividend Disbursing Agent
                         BISYS FUND SERVICES OHIO, INC.
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035


                                     (LOGO)


                         THE INFINITY MUTUAL FUNDS, INC.
                      ALPHA GOVERNMENT SECURITIES PORTFOLIO
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                 APRIL 30, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Alpha Government Securities Portfolio (the "Portfolio") of The Infinity Mutual Funds, Inc. (the "Fund"), dated April 30, 1997, as it may be revised from time to time. To obtain a copy of the Portfolio's Prospectus, please write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Portfolio and not to any of the Fund's other portfolios.


     BEA Associates (the "Adviser") serves as the Portfolio's investment adviser.


     BISYS Fund Services Limited Partnership ("BISYS") serves as the Portfolio's administrator and distributor.



                                TABLE OF CONTENTS
                                                                PAGE


Investment Objective and Management Policies...................  B-2
Management of the Fund.........................................  B-6
Management Arrangements........................................  B-9
Purchase and Redemption of Shares.............................  B-13
Determination of Net Asset Value..............................  B-15
Yield Information.............................................  B-16
Portfolio Transactions........................................  B-17
Information About the Portfolio...............................  B-18
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors.....................  B-19
Financial Statements..........................................  B-20

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIO."

     REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians which meet the requirements set forth in Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Portfolio will enter into repurchase agreements only with domestic banks (including foreign branches and subsidiaries of domestic banks) with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities in which the Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.


     REVERSE REPURCHASE AGREEMENTS. The Portfolio may enter into reverse repurchase agreements. The Portfolio will maintain in a segregated custodial account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase agreement transactions as collateralized borrowings, and, pursuant to the 1940 Act, the Portfolio must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     ILLIQUID SECURITIES. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Adviser to monitor carefully the Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.


     FORWARD COMMITMENTS. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when- issued basis may expose the Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

     LENDING PORTFOLIO SECURITIES. To a limited extent, the Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities to be the equivalent of cash. Such loans may not exceed 33-1/3% of the Portfolio's total assets. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," in an amount determined by the Board of Directors to be reasonable and based solely on services rendered.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio making the loan must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Portfolio may pay only reasonable custodian fees in connection with the loan.

INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions as fundamental policies which apply to the Portfolio. These restrictions cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Portfolio. The Portfolio may not:

     1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds (except through the purchase of debt obligations referred to above and in the Portfolio's Prospectus).

     2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments) and (ii) in connection with the entry into reverse repurchase agreements. At no time may total borrowings exceed 33-1/3% of the value of the Portfolio's total assets.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except
(i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements.

     4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), other than in connection with the entry into certain reverse repurchase agreements.

     5. Sell securities short or purchase securities on margin.

     6. Write or purchase put or call options or combinations thereof.

     7. Act as underwriter of securities of other issuers. The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

     8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     9. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Portfolio's Prospectus, and except that the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Directors.

     10. Invest in companies for the purpose of exercising control.

     11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     12. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of the Portfolio's shares in the state involved.


                             MANAGEMENT OF THE FUND

     Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.


DIRECTORS OF THE FUND


*WILLIAM B. BLUNDIN, PRESIDENT AND CHAIRMAN OF THE BOARD OF
                  DIRECTORS. An employee of BISYS Fund Services, Inc. BISYS' general partner. Mr. Blundin also is an officer of other investment companies administered by BISYS or its affiliates. He is 59 years old and his address is 125 West 55th Street, New York, New York 10019.

NORMA A. COLDWELL, DIRECTOR.  International Economist and
                  Consultant; Executive Vice President of Coldwell
                  Financial Consultants; Trustee and Treasurer of
                  Meridian House International (International Education and Cultural Group); Member of the Board of Advisors of Meridian International Center and Emerging Capital
                   Markets, S.A. (Montevideo, Uruguay); formerly Chief
                  International Economist of Riggs National Bank, Washington, D.C. She is 71 years old and her address is 3330 Southwestern Boulevard, Dallas, Texas 75225.

RICHARD H. FRANCIS, DIRECTOR.  Former Executive Vice President
                  and Chief Financial Officer of Pan American World Airways, Inc. (currently, debtor-in-possession under the U.S. Bankruptcy Code), March 1988 to October 1991;
                   Senior Vice President and Chief Financial Officer of
                  American Standard Inc., 1960 to March 1988. Mr. Francis is a director of Allendale Mutual Insurance
                  and   The Indonesia Fund, Inc.  He is 64 years old and
                  his  address is 40 Grosvenor Road, Short Hills, New
                  Jersey  07078.

WILLIAM W. McINNES, DIRECTOR.  Private investor.  From July 1978 to February 1993, he was Vice President--Finance and Treasurer of Hospital Corp. of America. He is also a director of Gulf South Medical Supply and Diversified Trust Co. He is 48 years old and his address is 116 30th Avenue South, Nashville, Tennessee 37212.

ROBERT A. ROBINSON, DIRECTOR.  Private investor.  Since 1991,
                  President Emeritus, and from 1968 to 1991, President
                  of  The Church Pension Group, NYC.  From 1956 to 1966,
                   Senior Vice President of Colonial Bank & Trust Co.
                  He  is also a director of Mariner Institutional Funds,
                   Inc., Mariner Tax-Free Institutional Funds, Inc., UST
                   Master Funds, UST Master Tax Exempt Funds, H.B. and
                  F.H. Bugher Foundation, Morehouse-Barlow Co.
                  Publishers, The Canterbury Cathedral Trust in America,
                   The Living Church Foundation and Hoosac School. He is 71
                  years old and his address is 2 Hathaway Common, New Canaan, Connecticut 06840.


OFFICERS OF THE FUND


JEFFREY C. CUSICK, VICE PRESIDENT AND ASSISTANT SECRETARY.  An
                  employee of BISYS Fund Services, Inc. since July 1995,
                   and an officer of other investment companies administered by
                  BISYS or its affiliates. From September 1993 to July 1995, he was Assistant Vice President and, from 1989 to September 1993, he was Manager--Client Services, of Federated Administrative Services. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

WILLIAM TOMKO, Vice President.  An employee of BISYS Fund
                  Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

MARTIN R. DEAN, TREASURER.  An employee of BISYS Fund Services,
                  Inc. since May 1994, and an officer of other
                  investment  companies administered by BISYS or its
                  affiliates.   Prior thereto, he was a Senior Manager
                  of KPMG Peat Marwick LLP. He is 33 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

GEORGE O. MARTINEZ, SECRETARY.  Senior Vice President and
                  Director of Legal and Compliance Services with BISYS Fund Services, Inc. since April 1995, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, he was Vice President and Associate General Counsel with Alliance Capital Management L.P. He is 37 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ROBERT L. TUCH, ASSISTANT SECRETARY.  An employee of BISYS Fund
                  Services, Inc. since June 1991, and an officer of other investment companies administered by BISYS or its affiliates. He is 45 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ALAINA METZ, ASSISTANT Secretary.  An employee of BISYS Fund
                  Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. She is 29 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.

     Directors and officers of the Fund, as a group, owned less than 1% of the Portfolio's shares of Common Stock outstanding on April 11, 1997.

     The Fund does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or BISYS or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Fund for year ended December 31, 1996 was as follows:

 Name of Board              Aggregate                             Total
   Member                  Compensation                        Compensation
                            from Fund*                        From Fund and
                                                              Fund Complex
                                                              Paid to Board
                                                                 Member*
-------------------   --------------------------------------------------------
Norma A. Coldwell            $18,000                           $18,000
Richard H. Francis           $18,000                           $18,000
William W. McInnes           $18,000                           $18,000
Robert A. Robinson           $18,000                           $18,000
----------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $13,000 for all Directors as a group.





                             MANAGEMENT ARRANGEMENTS

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "MANAGEMENT OF THE PORTFOLIO."


     INVESTMENT ADVISORY AGREEMENT. The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Advisory Agreement") dated March 31, 1995, with the Fund. The Advisory Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Advisory Agreement, at a meeting held on November 14, 1996. Shareholders approved the Advisory Agreement on March 31, 1995. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of the Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The Adviser is a New York general partnership comprised of Credit Suisse Capital Corporation ("CSCC"), an indirect, wholly-owned subsidiary of Credit Suisse, and Basic Appraisals, Inc. (formerly known as BEA Associates, Inc.). The Adviser is majority-owned by CSCC and is governed by a board of directors, which is controlled by CSCC, and an executive committee which runs its day-to-day affairs and advisory activities.

     The following persons are directors, executive committee members and/or senior officers of the Adviser: Mark Arnold, Chief Operating Officer, Director, Co-Chairman of Executive Committee and Managing Director; Emilio Bassini, Chief Financial Officer, Executive Committee Member and Managing Director; Peter Bosshard, Vice Chairman of the Board of Directors and Executive Committee Member; Hans Geiger, Director; Jeffrey A. Geller, Executive Committee Member and Managing Director; John B. Hurford, Vice Chairman of Executive Committee and Managing Director; Hermann Maurer, Director; Michael F. Orr, Director; William
W. Priest, Jr., Chief Executive Officer, Secretary, Director, Co-Chairman of Executive Committee and Managing Director; Daniel Regoletti, Director; William
R. Wirth, Chairman of the Board of Directors and Executive Committee Member; and Albert L. Zesiger, Honorary Chairman of Executive Committee and Managing Director.

     The Adviser provides investment advisory services in accordance with the stated policies of the Portfolio, subject to the approval of the Fund's Board of Directors. The Adviser provides the Portfolio with Investment Officers who are authorized by the Fund's Board of Directors to execute purchases and sales of securities. The Chief Investment Officer of the Portfolio is Mark Silverstein who is an employee of the Adviser. The Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Portfolio as well as for other funds advised by the Adviser. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


     As compensation for its services, the Portfolio pays the Adviser a monthly fee at the annual rate of .10 of 1% of the value of the Portfolio's average daily net assets. For the fiscal years ended December 31, 1994, 1995 and 1996, the Portfolio paid the Adviser $59,727, $49,823 and $33,718, respectively.


     Prior to March 31, 1995, Infinity Advisers, Inc. served as the Portfolio's investment manager and received an annual fee of $4,000 from the Portfolio. Prior to such date, the Adviser served as the Portfolio's sub-investment adviser.


     ADMINISTRATION AGREEMENT. BISYS provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated February 11, 1997, with the Fund. The Administration Agreement will continue until December 31, 1997 and thereafter is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940
Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or BISYS, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on February 11, 1997. The Administration Agreement is terminable without penalty, at any time if for cause, by the Fund's Board of Directors or by vote of the holders of a majority of the Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by BISYS. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     As compensation for its services, the Portfolio has agreed to pay BISYS a monthly fee based on the Portfolio's assets as shown below:


                                        Portfolio's Average
ANNUAL RATE                             DAILY NET ASSETS
-----------                             ----------------
  .13%                              Less than $200 million
  .12%                              $200 million to less than $300 million
  .11%                              $300 million to less than $350 million
  .10%                              $350 million and over



     For the fiscal years ended December 31, 1994, 1995 and 1996, the administration fees payable by the Portfolio to the Portfolio's predecessor administrator amounted to $77,644, $64,007 and $43,664, respectively; however, pursuant to undertakings, the Portfolio's predecessor administrator reduced its fees for such periods by $29,863, $24,939 and $16,795, respectively, resulting in net fees paid by the Portfolio to administrator of $47,781, $39,068 and $26,869, respectively.

     SHAREHOLDER SERVICES AGREEMENT. Certain financial institutions (which may include banks) may provide shareholder services as described in the Prospectus pursuant to a Shareholder Services Agreement (the "Shareholder Services Agreement") with the Fund. The Shareholder Services Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or such institution, by vote cast in person at a meeting called for the purpose of voting such approval. The Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Shareholder Services Agreement, last approved the Shareholder Services Agreement at a meeting held on November 14, 1996. The Shareholder Services Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of the Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by such institution. The Shareholder Services Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). To date, the Fund has entered into a Shareholder Services Agreement with one financial institution.

     As compensation for its services and any expenses assumed, the Portfolio has agreed to pay such financial institutions a monthly fee at the annual rate of .45 of 1% of the average daily value of the Portfolio's shares owned by shareholders who are clients of the financial institution. For the fiscal year ended December 31, 1996, $151,145 was payable pursuant to the Shareholder Services Agreement; however, the financial institution waived $100,894 of such amount resulting in a net fee paid by the Portfolio of $50,251 for fiscal 1996 pursuant to the Shareholder Services Agreement to the financial institution.

     DISTRIBUTION AGREEMENT. BISYS acts as the exclusive distributor of the Portfolio's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated February 11, 1997 with the Fund. Shares are sold on a continuous basis by BISYS as agent, although BISYS is not obliged to sell any particular amount of shares. No compensation is payable by the Portfolio to BISYS for its distribution services.

     EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administration and other shareholder services fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of calculating the net asset value of the Portfolio's shares, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to the Portfolio are charged against the assets of the Portfolio; other expenses of the Fund are allocated among the Fund's portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each portfolio.

     The Adviser and BISYS have agreed that if, in any fiscal year, the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the investment advisory and administration fees, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to the Adviser and/or BISYS under their respective Agreements, or the Adviser and/or BISYS will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.



                        PURCHASE AND REDEMPTION OF SHARES

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PORTFOLIO'S PROSPECTUS ENTITLED "HOW TO BUY SHARES" AND "HOW TO REDEEM SHARES."


     "SWEEP" PROGRAM. The Portfolio's shares may be purchased through the "sweep" program established by certain financial institutions under which a portion of their customers' accounts may be automatically invested in the Portfolio. The customer becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the financial institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The shares will be held by BISYS Fund Services Ohio, Inc. (the "Transfer Agent") in book-entry form. A statement with regard to the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer ordinarily are available to the customer promptly on request. In addition, each customer is sent proxies, periodic reports and other information from the Fund with regard to shares of the Portfolio. The customer's shares are fully assignable and may be encumbered by the customer. The "sweep" agreement can be terminated by the customer at any time, without affecting its beneficial ownership of the shares.


     To obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum should not be maintained. In general, the automatic investment in the Portfolio's shares occurs on the same day that withdrawals are made by the financial institution, at the next determined net asset value after the order is received.


     All agreements which relate to the service are with the financial institution. Neither BISYS nor the Fund is a party to any of those agreements and no part of the compensation received by the financial institution flows to the Fund or to BISYS or to any of their affiliates, either directly or indirectly. Further information concerning this program and any related charges or fees is provided by the financial institution prior to any purchase of the Portfolio's shares. Any fees charged by the financial institution effectively reduces the Portfolio's yield for those customers.


     TERMS OF PURCHASE. The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolio.

     USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money.

     REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided that the information on the old Account Application is still applicable.

     STOCK CERTIFICATES; SIGNATURES. Any certificate representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" should appear with the signature.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                        DETERMINATION OF NET ASSET VALUE

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "HOW TO BUY SHARES."

     AMORTIZED COST PRICING. The valuation of the Portfolio's investment securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


     The Board of Directors has established, as a particular responsibility within the overall duty of care owed to the Portfolio's investors, procedures reasonably designed to stabilize the Portfolio's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.


     The extent of any deviation between the Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly will consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     NEW YORK STOCK EXCHANGE AND CUSTODIAN CLOSINGS. The holidays (as observed) on which the New York Stock Exchange and the Custodian are closed currently are:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.


                                YIELD INFORMATION

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "YIELD INFORMATION."


     For the seven-day period ended December 31, 1996, the Portfolio's yield and effective yield, net of absorbed expenses, was 4.68% and 4.78%, respectively. The Portfolio's yield and effective yield for such period without the absorption of certain expenses would have been 4.31% and 4.40%, respectively. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre- existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and analyzing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in the Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Portfolio's price per share is determined.


                             PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Usually no brokerage commissions are paid for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by the Portfolio to date.

     Transactions are allocated to various dealers by the Portfolio's investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Portfolio effects securities transactions may be used by the Adviser in advising other funds or accounts it advises and, conversely, research services furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises may be used by the Adviser in advising the Portfolio. Although it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt and study of such services should not reduce the overall expenses of its research department.


                        INFORMATION ABOUT THE PORTFOLIOS

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIO'S PROSPECTUS ENTITLED "GENERAL INFORMATION."

     The Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Portfolio will send annual and semi-annual financial statements to all its shareholders.


     As of April 11, 1997, the following shareholders beneficially owned, directly or indirectly, 5% or more of the Portfolio's outstanding shares:


                                                             Percent of
                                                            Total Shares
Name and Address                                             Outstanding


The Bank of New York as agent for                               19.91%
United Methodist Development
475 Riverside Drive
New York, New York 10115

The Bank of New York as agent for                              14.37%
St. John's Riverside Hospital
967 North Broadway
Yonkers, New York 10701

The Bank of New York as agent for                              8.52%
Shearson Shopco Malls Ltd.
1250 Broadway
New York, New York  10001

The Bank of New York as agent for                             5.09%
New York Employees Pension Plan
Division 1181 ATU
101-49 Woodhaven Blvd.
Ozone Park, New York  11416



           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS


     The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Portfolio's investments. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). Under the transfer agency agreement with the Fund, the Transfer Agent maintains shareholder account records for the Fund, handles certain communications between shareholders and the Fund and pays dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee compiled on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of- pocket expenses. Neither The Bank of New York nor the Transfer Agent has any part in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Portfolio's Prospectus.

     KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, independent auditors, have been selected as the Fund's auditors for the fiscal year ending December 31, 1997.

                              FINANCIAL STATEMENTS


     The Portfolio's Annual Report to Shareholders for the fiscal year ended December 31, 1996 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

PROSPECTUS                                                      APRIL  30, 1997

                        THE INFINITY MUTUAL FUNDS, INC.
                                AMERISTAR FUNDS
                          PRIME MONEY MARKET PORTFOLIO
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                                INVESTOR SHARES
------------------------------------------------------------------------------

     The Infinity Mutual Funds, Inc. (the "Fund") is an open-end, management investment company, known as a series fund. By this Prospectus, the Fund is offering Investor Shares of two diversified money market portfolios (the "Portfolios"), that seek to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

- The PRIME MONEY MARKET PORTFOLIO will invest in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, bank obligations, repurchase agreements, commercial paper and other corporate obligations.

-  The U.S. TREASURY MONEY MARKET PORTFOLIO will invest only in U.S.
Treasury securities and in other securities guaranteed as to principal and interest by the U.S. Government, and repurchase agreements in respect thereof.

     AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EACH PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     Each Portfolio's investment adviser is First American National Bank (the "Adviser").

     BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.

     Another class of shares--Trust Shares--are offered by a separate prospectus only to clients of the Adviser and certain other affiliated and non-affiliated institutions for their qualified trust, custody and/or agency accounts, and are not offered hereby. Trust Shares and Investor Shares are identical, except as to the services offered to each class and the expenses borne by each class which may affect performance. Investors desiring to obtain information about Trust Shares should ask their sales representative or call 1-800-852-0045.

     PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, THE ADVISER OR ANY OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. PORTFOLIO SHARES INVOLVE CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                 --------------

     This Prospectus sets forth concisely information about the Fund and the Portfolios that an investor should know before investing. It should be read and retained for future reference.


    The Statement of Additional Information, dated April 30, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund and Portfolios. For a free copy of the Statement of Additional Information, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call 1-800-852-0045.
--------------------------------------------------------------------------------


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                  PAGE
                                                                 ------
  Annual Operating Expenses....................................      3
  Financial Highlights.........................................      4
  Yield Information............................................      6
  Description of the Portfolios................................      6
  Management of the Portfolios.................................      8
  How to Buy Shares............................................     11
  How to Redeem Shares.........................................     13
  Shareholder Privileges.......................................     15
  Dividends, Distributions and Taxes...........................     16
  General Information..........................................     18
  Appendix.....................................................    A-1

DISTRIBUTED BY:                        INVESTMENT ADVISER:
BISYS Fund Services Limited            First American National
Partnership                            Bank
3435 Stelzer Road                      315 Deaderick Street
Columbus, Ohio 43219-3035              Nashville, Tennessee 37237


  For information about opening an account and other Fund services call:
                                 (800) 824-3741
 To execute purchases, redemptions and exchanges and for information about the status of your account call:
                                 (800) 852-0045

                           ANNUAL OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                           U.S.
                                             PRIME       TREASURY
                                           PORTFOLIO     PORTFOLIO
                                            INVESTOR     INVESTOR
                                            SHARES       SHARES
                                          -----------   -----------

Management Fees.........................     .25%          .25%
Other Expenses (after expense
  reimbursement)........................     .43%          .31%
Total Portfolio Operating Expenses
  (after expense reimbursement)*........     .68%          .56%

EXAMPLE:
  An investor would pay the following expenses on a
  $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at the end of each time
  period:
  1 Year................................     $  7          $  6
  3 Years...............................     $ 22          $ 18
  5 Years...............................     $ 38          $ 31
  10 Years..............................     $ 85          $ 70


--------------------------------------------------------------------------------

THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------------


The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by a Portfolio, the payment of which will reduce investors' annual return. The expenses noted above, without reimbursements, would have been: Other Expenses, .61% and Total Portfolio Operating Expenses,
 .86% for the Prime Portfolio; and Other Expenses, .49% and Total Portfolio Operating Expenses, .74% for the U.S. Treasury Portfolio. For a further description of the various costs and expenses incurred in a Portfolio's operation, as well as expense reimbursement or waiver arrangements, see "Management of the Portfolios."

------------

* Certain Service Organizations (as defined below) and other institutions also may charge their clients direct fees for effecting transactions in Portfolio shares and the Adviser, its affiliates and certain other institutions may charge customary account and account transaction fees, which are not Fund related, with respect to accounts through which or for which Portfolio shares are purchased or redeemed; such fees are not reflected in the foregoing table.

                              FINANCIAL HIGHLIGHTS


     Contained below for each Portfolio is per share operating performance data for an Investor Share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. The information in the table has been audited by KPMG Peat Marwick LLP, the Portfolios' independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.


                     AMERISTAR PRIME MONEY MARKET PORTFOLIO

                                                                     YEAR ENDED        YEAR ENDED       PERIOD ENDED
                                                                    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                                        1996              1995              1994*
                                                                   ---------------   ---------------   ---------------

Net Asset Value, Beginning of Period.............................    $   1.000         $   1.000         $   1.000
                                                                   ---------------   ---------------   ---------------
Income from investment operations:
  Net investment income..........................................        0.048             0.054             0.031
                                                                   ---------------   ---------------   ---------------
Less dividends and distributions:
  Dividends from net investment income...........................       (0.048)           (0.054)           (0.031)
                                                                   ---------------   ---------------   ---------------
Net Asset Value, End of Period...................................    $   1.000         $   1.000         $   1.000
                                                                   ===============   ===============   ===============
Total Return.....................................................         4.88%             5.51%             3.13%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's)..............................    $  22,836         $  63,919         $  82,351
  Ratio of expenses to average net assets........................         0.68%             0.65%             0.63%(b)
  Ratio of net investment income to average net assets...........         4.83%             5.37%             4.06%(b)
  Ratio of expenses to average net assets**......................         0.86%(c)          0.90%             0.93%(b)
  Ratio of net investment income to average net assets**.........         4.65%             5.12%             3.76%(b)
------------


 *  For the period March 29, 1994 (commencement of operations) through December
    31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.


(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

                 AMERISTAR U.S. TREASURY MONEY MARKET PORTFOLIO


                                            YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                           DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                               1996            1995            1994*
                                          --------------   -------------   --------------
Net Asset Value, Beginning of Period....    $   1.000        $   1.000       $   1.000
                                          --------------   -------------   --------------
Income from investment operations:
  Net investment income.................        0.047            0.053           0.030
                                          --------------   -------------   --------------
Less dividends and distributions:
  Dividends from net investment
    income..............................       (0.047)          (0.053)         (0.030)
                                          --------------   -------------   --------------
Net Asset Value, End of Period..........    $   1.000        $   1.000       $   1.000
                                          ==============   =============   ==============
Total Return............................         4.78%            5.41%           3.01%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's).....    $  73,308        $ 168,430       $ 139,715
  Ratio of expenses to average net
    assets..............................         0.56%            0.50%           0.54%(b)
  Ratio of net investment income to
    average net assets..................         4.72%            5.28%           4.02%(b)
  Ratio of expenses to average net
    assets**............................         0.74%(c)         0.75%           0.83%(b)
  Ratio of net investment income to
    average net assets**................         4.54%            5.03%           3.73%(b)
------------


 *  For the period March 29, 1994 (commencement of operations) through December
    31, 1994.

** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.


(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees and expenses. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

                                YIELD INFORMATION

     From time to time, each Portfolio will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Portfolio refers to the income generated by an investment in such Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Portfolio's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect.

     Yield information is useful in reviewing the Portfolio's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

     Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate Monitor-TM-, N. Palm Beach, Fla. 33408, IBC's Money Fund Report-TM- and other industry publications.

                         DESCRIPTION OF THE PORTFOLIOS

INVESTMENT OBJECTIVES

     Each Portfolio seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that each Portfolio's investment objective will be achieved. Securities in which each Portfolio will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES

     Each Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Portfolio uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which includes various maturity, quality and diversification requirements, certain of which are summarized below.

     In accordance with Rule 2a-7, each Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board of Directors to present minimal credit risks and, with respect to the Prime Portfolio, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board of Directors. The NRSROs currently rating instruments of the type the Prime Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


     PRIME PORTFOLIO--The Prime Portfolio will invest in U.S. dollar denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, loan participation agreements, guaranteed investment contracts, municipal obligations, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other high quality short-term corporate obligations, such as floating or variable rate U.S. dollar denominated demand notes and bonds. The Prime Portfolio will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The Prime Portfolio will not invest more than 35% of the value of its total assets in foreign securities. See "Appendix-- Portfolio Securities." The Prime Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Practices." During normal market conditions, at least 25% of the Prime Portfolio's total assets will be invested in domestic and/or foreign bank obligations. See "Risk Factors Related to the Prime Portfolio" below.


     U.S. TREASURY PORTFOLIO--The U.S. Treasury Portfolio will invest, as a fundamental policy, at least 65% of the value of its total assets in U.S. Treasury securities and repurchase agreements in respect thereof. The remainder of its assets may be invested in other securities guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect thereof. See "Appendix--Portfolio Securities." The U.S. Treasury Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Practices."

     Instruments which are issued or guaranteed as to principal and interest by the U.S. Government constitute direct obligations of the United States of America. The U.S. Treasury Portfolio will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States. Dividends and distributions paid by the U.S. Treasury Portfolio that are attributable to interest from direct obligations of the United States currently are not subject to personal income tax in most states. However, dividends and distributions attributable to interest from repurchase agreements may be subject to state tax.

     RISK FACTORS RELATING TO THE PRIME PORTFOLIO-- To the extent the Prime Portfolio's investments are concentrated in the banking industry, it will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Prime Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Prime Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     Since the Prime Portfolio may invest in securities issued by foreign governments and any of their political subdivisions, agencies or instrumentalities, and by foreign branches and foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, it may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits, or the adoption of governmental restrictions with might adversely affect or restrict the payment of principal and interest on these securities to investors located outside the country of the issuer.

     OTHER INVESTMENT CONSIDERATIONS--Each Portfolio will attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Portfolios since each Portfolio usually will not pay brokerage commissions on purchases of short-term debt obligations. The value of the securities held by a Portfolio will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized. The value of U.S. Treasury securities also will be affected by the supply and demand, as well as the perceived supply and demand, for such securities.

     Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, each Portfolio that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Investment decisions for each Portfolio are made independently from those of the Fund's other portfolios and other investment companies or accounts managed by the Adviser or Sub-Adviser. However, if such other entities desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          MANAGEMENT OF THE PORTFOLIOS

BOARD OF DIRECTORS

     The business affairs of the Fund are managed under the general supervision of its Board of Directors. The Statement of Additional Information contains the name and general business experience of each Director.

INVESTMENT ADVISER


     First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Portfolio's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company having assets as of December 31, 1996 of approximately $10.4 billion. First American National Bank provides personal trust, estate, employee benefit trust, corporate trust and custody services to over 3,000 individual and business clients and investment advisory services. The Adviser, and its affiliates, as of December 31, 1996, had approximately $5 billion under trust and approximately $3 billion under management.


     The Adviser and its affiliates deal, trade and invest for their own accounts and for the accounts of clients which they manage in the types of securities in which the Portfolios may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Prime Portfolio. The Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession.

     The Adviser supervises and assists in the management of each Portfolio's affairs under an Investment Advisory Agreement between the Adviser and the Fund, subject to the authority of the Fund's Board of Directors in accordance with Maryland law. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.

     The Adviser has engaged Barnett Capital Advisors, Inc. (the "Sub-Adviser"), located at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256, to provide the day-to-day management of the Prime Portfolio's investments.

     Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a monthly fee at the annual rate of .25 of 1% of the value of each Portfolio's average daily net assets less, in the case of the Prime Portfolio, any amount payable by the Fund to the Sub-Adviser. Pursuant to the Sub-Investment Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Fund has agreed to pay the Sub-Adviser a monthly fee at the annual rate of .15 of 1% of the value of the Prime Portfolio's average daily net assets. For the fiscal year ended December 31, 1996, the Fund paid the Adviser a monthly fee at the annual rate of .10 of 1% of the value of the Prime Portfolio's and .25 of 1% of the value of the U.S. Treasury Portfolio's average daily net assets. For such year, the Fund paid the Sub-Adviser at the annual rate of .15 of 1% of the value of the Prime Portfolio's average daily net assets.

     From time to time, the Adviser and/or the Sub-Adviser may waive receipt of their respective fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering the expense ratio of that Portfolio and increasing yield to its investors. The Portfolio will not pay the Adviser and/or the Sub-Adviser at a later time for any amounts that may be waived, nor will the Portfolio reimburse the Adviser and/or the Sub-Adviser for any amounts that may be assumed.

ADMINISTRATOR AND DISTRIBUTOR


     BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Portfolio's administrator and distributor. BISYS currently provides administrative services or sub-administrative services to, and distributes the shares of, other investment companies with over $120 billion in assets. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.


     Under its Administration Agreement with the Fund, BISYS generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, BISYS provides the Fund with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Fund's Custodian.

     For the fiscal year ended December 31, 1996, the Fund paid BISYS a monthly administration fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets.

     As distributor, BISYS makes a continuous offering of each Portfolio's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of each Portfolio (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by BISYS in connection with the offering of such Portfolio's shares for sale to the public.

SHAREHOLDER SERVICES PLAN

     Under a shareholder services plan adopted by the Fund's Board of Directors (the "Plan"), the Fund pays BISYS, as distributor, for the provision of certain services to the holders of Investor Shares at an annual rate of .25 of 1% of the value of each Portfolio's average daily net assets represented by Investor Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Portfolio and providing reports and other information, and services related to the maintenance of such shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Under the Plan, BISYS may make payments to certain financial institutions, securities dealers and other industry professionals that have entered into agreements with BISYS ("Service Organizations") in respect of these services. BISYS determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of Investor Shares owned by their clients. From time to time, BISYS may defer or waive receipt of fees under the Plan while retaining the ability to be paid by the Fund under the Plan thereafter. The fees payable to BISYS under the Plan are payable without regard to actual expenses incurred.

     The Fund understands that Service Organizations may charge fees to their clients who are the beneficial owners of Investor Shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by a Service Organization under its agreement with BISYS. Clients of Service Organizations should consult their Service Organizations in this regard.

CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

EXPENSES

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser or BISYS, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

                                HOW TO BUY SHARES

GENERAL

     Investor Shares may be purchased through a number of institutions, including the Adviser and its affiliates such as AmeriStar Capital Markets Inc., Service Organizations, and directly from BISYS. When purchasing Portfolio shares, you must specify the Portfolio being purchased and that the purchase is for Investor Shares. The Adviser, its affiliates and Service Organizations may receive different levels of compensation for selling different classes of Portfolio shares. Stock certificates will not be issued.

     The minimum initial investment for each Portfolio is $1,000, and subsequent investments must be at least $100. For full-time or part-time employees of the Adviser or any of its affiliates, the minimum initial investment for each Portfolio is $500, and subsequent investments must be at least $50. The Adviser, its affiliates and Service Organizations may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. In addition, purchases made in connection with certain shareholder privileges may have different minimum investment requirements. See "Shareholder Privileges."

     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. See "Terms of Purchase" below. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

     The Fund reserves the right to reject any purchase order for Investor Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

PROCEDURES

     You may purchase Portfolio shares by check or wire, or through TELETRADE or a sweep program as described below. Investors purchasing shares through the Adviser, its affiliates or Service Organizations should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees.

     WRITTEN ORDERS--For written orders, you may send your initial or subsequent purchase order, together with the Fund's Account Application for initial orders, and your check or money order payable to: The AmeriStar Funds (Portfolio Name), to The AmeriStar Funds, P.O. Box 182239, Columbus, Ohio 43219-2239. For subsequent investments, your Fund account number should appear on the check or money order. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if a check used for investment in your account does not clear.

     WIRE ORDERS--For wire orders, you must call the Transfer Agent at 1-800-852-0045. If a subsequent payment is being made, your Fund account number should be included. Information on remitting funds in this manner, including any related fees, may be obtained from your bank.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. For information on purchasing shares through the Automatic Clearing House, you must call the Transfer Agent at 1-800-852-0045.

     AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--Certain investor accounts with the Adviser, its affiliates and certain Service Organizations may be eligible for an automatic investment privilege, commonly called a "sweep," under which amounts in excess of a certain minimum held in these accounts will be invested automatically in shares of a Portfolio at predetermined intervals at the next determined net asset value. Investors desiring to use this privilege should consult such entity at which the investor maintains his account to determine if it is available and whether any conditions are imposed on its use. It is the responsibility of the financial institution holding the investor's funds to transmit such investor's order on a timely basis. The "sweep" program may be modified or terminated at any time by the Fund.

     TELETRADE--You may purchase Portfolio shares (minimum purchase $500, maximum $50,000 per transaction) without charge by telephone for an existing Fund account if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. The proceeds will be transferred between the bank account designated on the Account Application and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. TELETRADE purchases are effected at the net asset value next determined after receipt of an order in proper form by the Transfer Agent. See "Terms of Purchase" below. TELETRADE may not be available to certain clients of the Adviser, its affiliates and certain Service Organizations. The Fund may modify or terminate TELETRADE at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TELETRADE, you may request such a purchase of Portfolio shares by telephoning the Transfer Agent at 1-800-852-0045.

TERMS OF PURCHASE

     If your purchase order is received by the Transfer Agent by 2:00 p.m., Eastern time, on a business day (which, as used herein, shall include each day the New York Stock Exchange is open for business, except Martin Luther King, Jr. Day, Columbus Day and Veterans' Day), shares will be purchased as of 2:00 p.m., Eastern time, on such business day if payment is received in, or is converted into, Federal Funds by 4:00 p.m., Eastern time, by the Transfer Agent on that day. If your purchase order is received after 2:00 p.m., Eastern time, or if payment in Federal Funds is not received by 4:00 p.m., Eastern time, shares will be purchased as of 2:00 p.m., Eastern time, on the business day on which Federal Funds are available. The New York Stock Exchange currently is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If you request transactions in shares of a Portfolio through the Adviser, its affiliates or a Service Organization, it is such entity's responsibility to transmit orders so that they will be received by the Transfer Agent in time to receive the next determined net asset value as described above.

     Each Portfolio's net asset value per share is determined as of 2:00 p.m., Eastern time, on each business day, except on days where there are not sufficient changes in the value of a Portfolio's investment securities to materially affect the Portfolio's net asset value and no purchase orders or redemption requests have been received. Net asset value per Investor Share is computed by dividing the value of the Portfolio's net assets attributable to Investor Shares (i.e., the value of its assets less liabilities) by the total number of Investor Shares of such Portfolio outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

     Federal regulations require that an investor provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service ("IRS").

                              HOW TO REDEEM SHARES

GENERAL

     An investor who has purchased shares through an account with the Adviser, its affiliates or a Service Organization must redeem shares by following instructions pertaining to such account. If such investors also are the shareholders of record of those accounts on the books of the Transfer Agent, they may redeem shares as described below under "Procedures." Such investors wishing to use the other redemption methods described below must arrange with the Adviser, its affiliates or the Service Organization for delivery of the required notice(s) to the Transfer Agent. It is the responsibility of the Adviser, its affiliates or the Service Organization, as the case may be, to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures described below.

     When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED PORTFOLIO SHARES BY CHECK OR BY TELETRADE AND SUBSEQUENTLY SUBMIT A REDEMPTION REQUEST BY MAIL, THE REDEMPTION PROCEEDS WILL NOT BE TRANSMITTED TO YOU UNTIL BANK CLEARANCE OF THE CHECK OR TELETRADE PAYMENT USED FOR INVESTMENT WHICH MAY TAKE UP TO TEN BUSINESS DAYS. THE FUND WILL DELAY REQUESTS TO REDEEM SHARES BY WIRE FOR A PERIOD OF UP TO TEN BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR TELETRADE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THIS PROCEDURE DOES NOT APPLY TO SHARES PURCHASED BY WIRE PAYMENT. PRIOR TO THE TIME THE REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP.

     The Fund imposes no charges when shares are redeemed. The Adviser, its affiliates and Service Organizations may charge their clients a fee for effecting redemptions of Portfolio shares. The value of Portfolio shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.

     The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less, for reasons other than market conditions, and remains so during the notice period.

PROCEDURES

     WRITTEN ORDERS--Written requests for redemption, indicating the name of the Portfolio and that Investor Shares are being redeemed, with signature appropriately guaranteed, if required, and otherwise in accordance with the requirements listed below, should be mailed to The AmeriStar Funds, P.O. Box 182239, Columbus, Ohio 43219-2239.

     REDEMPTION BY CHECK--If you desire to use check redemption, you should consult the Adviser, its affiliates or your Service Organization to determine its availability. At such entity's request, the Transfer Agent will provide you with redemption checks. These checks can be made payable to the order of any person in an amount not less than $500. The payee of the check may cash or deposit the check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the check is cleared. There currently is no charge for the use of checks; however, the Transfer Agent may impose a charge for stopping payment of a check upon your request, or if the check cannot be honored due to insufficient funds or other valid reason. Shares for which stock certificates have been issued may not be redeemed by check. The Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time upon notice to shareholders.

     WIRE REDEMPTION PRIVILEGE--After appropriate prior authorization, you may request by telephone or in writing that redemption proceeds be transmitted by the Transfer Agent via Federal Funds wire transfer to your bank account. Redemption requests must be in an amount of at least $1,000. The Fund reserves the right to refuse any request for a wire transfer and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund.


     AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--See Page 12.


     TELETRADE--You may redeem Portfolio shares (minimum $500, maximum $50,000 per transaction) without charge by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. The proceeds will be transferred between your Fund account and the bank account designated on the Account Application. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. The Fund may modify or terminate TELETRADE at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TELETRADE, you may request such a redemption of Portfolio shares by telephoning the Transfer Agent at 1-800-852-0045.

REDEMPTION REQUIREMENTS

     Written redemption instructions, indicating the name of the Portfolio and that Investor Shares are being redeemed, and duly endorsed share certificates, if previously issued, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. Except as noted below, all signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guarantees may not be provided by notaries public. The signature-guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; and
(2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. You may obtain, from the Fund or the Transfer Agent, forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Fund's procedures.

     You may redeem or exchange Portfolio shares by telephone if you have checked the appropriate box on the Fund's Account Application. By selecting a telephone redemption or exchange privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Organization, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Portfolio shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used.

                             SHAREHOLDER PRIVILEGES

     The services and privileges described under this heading may not be available to certain clients of the Adviser, its affiliates and certain Service Organizations and the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described in this Prospectus. Such investors should consult the Adviser, its affiliates or their Service Organization in this regard.

EXCHANGE PRIVILEGE

     The Exchange Privilege enables you to purchase, in exchange for shares of a Portfolio, shares of the other Portfolio offered by this Prospectus, or shares of another AmeriStar Portfolio, to the extent such shares are offered for sale in your state of residence. If you desire to use this Privilege, you should consult the Adviser, its affiliate where you maintain your account, your Service Organization or BISYS to determine if it is available and whether any conditions are imposed on its use.

     To use the Exchange Privilege, you or your Service Organization acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone, or in accordance with the instructions pertaining to your account at the Adviser or its affiliates. If you previously established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-852-0045. See "How to Redeem Shares--Redemption Requirements." Before any exchange into a Portfolio offered by another prospectus, you must obtain and should review a copy of the current prospectus of the Portfolio into which the exchange is being made. Prospectuses may be obtained from the Adviser, its affiliates, certain Service Organizations or BISY. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Portfolio into which the exchange is being made.

     Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into a Portfolio sold with a sales load. If you are exchanging into a Portfolio that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. No fees currently are charged shareholders directly in connection with exchanges although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of one Portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

AUTOMATIC INVESTMENT PLAN

     The Automatic Investment Plan permits you to purchase Portfolio shares (minimum initial investment of $1,000 and minimum subsequent investments of $100 per transaction) at regular intervals selected by you. Provided your bank or other financial institution allows automatic withdrawals, Portfolio shares may be purchased by transferring funds from the bank account designated by you. At your option, the account designated will be debited in the specified amount, and Portfolio shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish an Automatic Investment Plan account, you must check the appropriate box and supply the necessary information on the Account Application. You may cancel your participation in the Automatic Investment Plan or change the amount of purchase at any time by mailing written notification to The AmeriStar Funds, P.O. Box 182239, Columbus, Ohio 43219-2239, and such notification will be effective three business days following receipt. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly, quarterly, semi-annual or annual basis if you have a $5,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. To participate in the Automatic Withdrawal Plan, you must check the appropriate box and supply the necessary information on the Account Application. The Automatic Withdrawal Plan may be ended at any time by the investor, the Fund or the Transfer Agent.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio declares dividends from net investment income on each day that the Portfolio is open for business. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Portfolio shares at net asset value or, at your option, paid in cash. Each Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent, and continue to earn dividends through the day before a redemption order for such shares is processed by the Transfer Agent. Dividends paid by each class of shares of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount regardless of class, except that the expenses attributable solely to a class will be borne exclusively by such class. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.

     If you elect to receive distributions in cash and your distribution checks
(1) are returned to the Fund marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in Portfolio shares at the net asset value determined as of the date of payment of the distribution. In addition, any such undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in Portfolio shares at the net asset value determined as of the date of cancellation.

     Distributions from net realized securities gains, if any, are declared and paid once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. You may choose whether to receive distributions in cash or to reinvest in additional Investor Shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

     Dividends derived from interest and distributions from any net realized short-term securities gains are generally taxable to investors as ordinary income, whether received in cash or reinvested in additional Portfolio shares. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Portfolio shares. Dividends and distributions may be subject to certain state and local taxes. No dividend will qualify for the dividends-received deduction allowable to certain corporations.

     Dividends paid by a Portfolio derived from net investment income and distributions from net realized short-term securities gains paid by such Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

     Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to income dividends and distributions from securities gains, if any, paid during the year.

     Dividends and distributions attributable to interest from direct obligations of the United States and paid by a Portfolio to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the Portfolios may invest may be subject to state tax. The Fund will provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the U.S. Treasury Portfolio that is attributable to interest income from direct obligations of the United States.


     The Adviser believes that each Portfolio qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. In addition, each Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


     You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                              GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 6, 1990, and commenced operations on August 28, 1990.

     The Fund is authorized to issue 12 billion 500 million shares of Common Stock (with 750 million shares allocated to each Portfolio), par value $.001 per share. Each Portfolio's shares are classified into Investor Shares (375 million) and Trust Shares (375 million). Trust Shares, which are described in a separate prospectus, are sold only to clients of the Adviser for their qualified trust, custody and/or agency accounts and to clients of the Adviser's affiliated and correspondent banks and other affiliated and non-affiliated institutions for their similar accounts maintained at such affiliates or institutions. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. Only holders of the Investor Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Shareholder Services Plan.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office or for any other purpose. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act, and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, Investor Shares of two of the Fund's AmeriStar Portfolios are being offered--Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio, each of which is a diversified money market fund. From time to time, other portfolios may be established and sold pursuant to other offering documents. Prior to January 1, 1997, the AmeriStar Portfolios were named ValueStar Portfolios.

     To date, 14 portfolios have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one portfolio (and as to classes within a portfolio) are treated separately from those of the other portfolios (and classes).

     The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

     Shareholder inquiries may be made by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                    APPENDIX

PORTFOLIO SECURITIES

     To the extent set forth in this Prospectus, each Portfolio may invest in the securities described below.

     U.S. TREASURY SECURITIES--Each Portfolio may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     U.S. GOVERNMENT SECURITIES--In addition to U.S. Treasury securities, the Prime Portfolio and, to a limited extent, the U.S. Treasury Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Portfolio will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     ZERO COUPON AND STRIPPED SECURITIES--Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     REPURCHASE AGREEMENTS--Each Portfolio may enter into repurchase agreements, which involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--The Prime Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Prime Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Prime Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. See "Description of the Portfolios-- Risk Factors Relating to the Prime Portfolio."

     BANK OBLIGATIONS--The Prime Portfolio will invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. See "Description of the Portfolios--Risk Factors Relating to the Prime Portfolio." Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

     COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS--The Prime Portfolio may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Prime Portfolio will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Prime Portfolio may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations.

     FLOATING AND VARIABLE RATE OBLIGATIONS--The Prime Portfolio also may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Prime Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Prime Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Prime Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Prime Portfolio may invest in them only if the Sub-Adviser, acting upon delegated authority from the Fund's Board of Directors, determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Prime Portfolio may invest. The Sub-Adviser, on behalf of the Prime Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Prime Portfolio will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Sub-Adviser determines, acting upon delegated authority from, and procedures established by, the Fund's Board of Directors, that there is no secondary market available for these obligations, and in other securities that are illiquid.

     NOTES--The Prime Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, provided such investments are consistent with its investment objective. The Portfolio will invest no more than 10% of its net assets in such Notes and in other securities that are illiquid.

     PARTICIPATION INTERESTS AND TRUST RECEIPTS--The Prime Portfolio may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. See "Investment Objectives and Management Policies--Portfolio Securities" in the Statement of Additional Information. A participation interest or receipt gives the Prime Portfolio an undivided interest in the security in the proportion that the Prime Portfolio's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Prime Portfolio, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instruments, the Sub-Adviser, acting upon delegated authority from the Fund's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Prime Portfolio may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Sub-Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Prime Portfolio, the Sub-Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Prime Portfolio should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Prime Portfolio will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Prime Portfolio's interest in the security, plus accrued interest. As to these instruments, the Prime Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Not more than 10% of the value of the Prime Portfolio's net assets will be invested in participation interests and trust receipts that do not have this demand feature, and in other securities that are illiquid.

     GUARANTEED INVESTMENT CONTRACTS--The Prime Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such a contract, the Prime Portfolio would make cash contributions to a deposit fund of the insurance company's general account. The insurance company would then credit to the Prime Portfolio on a monthly basis interest which is based on an index (in most cases the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio will not invest more than 10% of the value of its net assets in GICs and in other illiquid securities. The Prime Portfolio currently does not expect to invest more than 5% of its net assets in GICs.


     ASSET-BACKED SECURITIES--The Prime Portfolio may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.


     MUNICIPAL OBLIGATIONS--The Prime Portfolio may make limited investments (up to 5% of its net assets) in municipal obligations when their yield on a pre-tax basis is comparable to that of taxable money market instruments. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Dividends received by shareholders of the Prime Portfolio which are attributable to interest income received by it from municipal obligations generally will be subject to Federal income tax. The Prime Portfolio currently intends to invest no more than 5% of its net assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

INVESTMENT PRACTICES

     LENDING PORTFOLIO SECURITIES--From time to time, each Portfolio may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the relevant Portfolio's total assets. In connection with such loans, each Portfolio will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. Each Portfolio continues to be entitled to payments in amounts equal to the interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio.

     REVERSE REPURCHASE AGREEMENTS--Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. Each Portfolio retains the right to receive interest and principal payments on the security. The Portfolio will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, each Portfolio may be exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Fund's Directors have considered the risks to each Portfolio and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with each Portfolio's investment objective and management policies.


     WHEN-ISSUED SECURITIES--Each Portfolio may purchase money market securities on a when-issued or forward commitment basis, which means that delivery and payment for such securities ordinarily take place after the date of the commitment to purchase. The payment obligation and the interest rate receivable on the securities are fixed when the buyer enters into the commitment. A Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but such Portfolio may sell these securities before the settlement date if it is deemed advisable. A Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.


     ILLIQUID SECURITIES--Each Portfolio may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests and trust receipts that are not subject to the demand feature described above, floating and variable rate demand obligations as to which the Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

     BORROWING MONEY--As a fundamental policy, each Portfolio is permitted to borrow money in an amount up to 33 1/3% of the value of its total assets. However, each Portfolio currently intends to borrow money only (a) for temporary or emergency (not leveraging) purposes or (b) in connection with the entry into reverse repurchase agreements, in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any investments.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. MONEY MARKET MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                     [LOGO]

                                AMERISTAR PRIME
                             MONEY MARKET PORTFOLIO
                            AMERISTAR U.S. TREASURY
                             MONEY MARKET PORTFOLIO

                    ----------------------------------------
                                   PROSPECTUS

                                INVESTOR SHARES


                                 APRIL 30, 1997


                                  APPLICATION
                                    ENCLOSED

PROSPECTUS                                                     APRIL 30, 1997
                        THE INFINITY MUTUAL FUNDS, INC.
                                AMERISTAR FUNDS
                          PRIME MONEY MARKET PORTFOLIO
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                                  TRUST SHARES
--------------------------------------------------------------------------------


     The Infinity Mutual Funds, Inc. (the "Fund") is an open-end, management investment company, known as a series fund. By this Prospectus, the Fund is offering Trust Shares of two diversified money market portfolios (the "Portfolios"), that seek to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

- The PRIME MONEY MARKET PORTFOLIO will invest in short-term money market instruments consisting of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, bank obligations, repurchase agreements, commercial paper and other corporate obligations.

- The U.S. TREASURY MONEY MARKET PORTFOLIO will invest only in U.S. Treasury securities and in other securities guaranteed as to principal and interest by the U.S. Government, and repurchase agreements in respect thereof.

     AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EACH PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     Each Portfolio's investment adviser is First American National Bank (the "Adviser").

     BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.

     Trust Shares are offered without a sales charge and are sold only to clients of the Adviser for their qualified trust, custody and/or agency accounts and to clients of the Adviser's affiliated and correspondent banks and certain other affiliated and non-affiliated institutions for their similar accounts maintained at such affiliates or institutions. These accounts are referred to herein as "Fiduciary Accounts."

     Another class of shares--the Investor Shares--are offered by a separate prospectus to individuals and are not offered hereby. The Trust Shares and Investor Shares are identical, except as to the services offered to each class and the expenses borne by each class which may affect performance. Investors desiring to obtain information about Investor Shares should ask their sales representative or call 1-800-852-0045.

     PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, THE ADVISER OR ANY OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. PORTFOLIO SHARES INVOLVE CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                ----------------

     This Prospectus sets forth concisely information about the Fund and the Portfolios that an investor should know before investing. It should be read and retained for future reference.


     The Statement of Additional Information, dated April 30, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund and Portfolios. For a free copy of the Statement of Additional Information, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call 1-800-852-0045.
--------------------------------------------------------------------------------


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                               PAGE
                                                              ------
Annual Operating Expenses...................................      3
Financial Highlights........................................      4
Yield Information...........................................      4
Description of the Portfolios...............................      5
Management of the Portfolios................................      7
How to Buy Shares...........................................      9
How to Redeem Shares........................................     10
Exchange Privilege..........................................     10
Dividends, Distributions and Taxes..........................     11
General Information.........................................     13
Appendix....................................................    A-1



DISTRIBUTED BY:                          INVESTMENT ADVISER:

BISYS Fund Services Limited Partnership  First American National Bank
3435 Stelzer Road                        315 Deaderick Street
Columbus, Ohio 43219-3035                Nashville, Tennessee 37237

For information about opening an account and other Fund services call:
                            (800) 824-3741
 To execute purchases, redemptions and exchanges and for information about the
              status of your acount call: (800) 852-0045

                           ANNUAL OPERATING EXPENSES
                 (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                  PRIME        U.S. TREASURY
                                                                PORTFOLIO        PORTFOLIO
                                                                  TRUST            TRUST
                                                                  SHARES           SHARES
                                                              --------------   --------------
Management Fees.............................................      .25%             .25%
Other Expenses..............................................      .40%             .27%
Total Portfolio Operating Expenses*.........................      .65%             .52%

EXAMPLE:
  An investor would pay the following expenses on a $1,000 investment, assuming
  (1) 5% annual return and (2) redemption at the end of each time period:
         1 Year.............................................     $   7            $   5
         3 Years............................................     $  21            $  16

--------------------------------------------------------------------------------

     THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
--------------------------------------------------------------------------------

     The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by a Portfolio, the payment of which will reduce investors' annual return. Other Expenses are based on estimated amounts for the current fiscal year. For a further description of the various costs and expenses incurred in a Portfolio's operation, as well as expense reimbursement or waiver arrangements, see "Management of the Portfolios."

------------
* The Adviser, its affiliates and certain other institutions may charge their clients customary account and account transaction fees, which are not Fund related, with respect to accounts through which or for which Portfolio shares are purchased or redeemed; such fees are not reflected in the foregoing table.

                              FINANCIAL HIGHLIGHTS


     Contained below for each Portfolio is per share operating performance data for a Trust Share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period July 1, 1996 (commencement of initial offering of Trust Shares) through December 31, 1996. The information in the table has been audited by KPMG Peat Marwick LLP, the Portfolios' independent auditors. Further financial data, related notes and report of independent auditors accompany the Statement of Additional Information, available upon request.


                                                            U.S.
                                           PRIME          TREASURY
                                           PORTFOLIO      PORTFOLIO
                                          ------------   -----------
Net Asset Value, Beginning of Period....    $ 1.000        $ 1.000
Income from investment operations:
  Net investment income.................      0.024          0.024
                                          ------------   -----------
Less dividends and distributions:
  Dividends from net investment
    income..............................     (0.024)        (0.024)
                                          ------------   -----------
Net Asset Value, End of Period..........    $ 1.000        $ 1.000
                                          ============   ===========
Total Return............................       5.00%(a)       4.90%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's).....    $48,101        $109,698
  Ratio of expenses to average net
    assets..............................       0.65%(b)       0.52%(b)
  Ratio of net investment income to
    average net assets..................       4.86%(b)       4.78%(b)
------------

(a) Represents total return for Investor Shares from January 1, 1996 through
    June 30, 1996 plus total return for Trust Shares from July 1, 1996 through
    December 31, 1996.

(b) Annualized.

                               YIELD INFORMATION

     From time to time, each Portfolio will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Portfolio refers to the income generated by an investment in such Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Portfolio's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect.

     Yield information is useful in reviewing the Portfolio's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

     Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate MonitorTM, N. Palm Beach, Fla.. 33408, IBC's Money Fund ReportTM and other industry publications.

                         DESCRIPTION OF THE PORTFOLIOS

INVESTMENT OBJECTIVES

     Each Portfolio seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that each Portfolio's investment objective will be achieved. Securities in which each Portfolio will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

MANAGEMENT POLICIES

     Each Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Portfolio uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which includes various maturity, quality and diversification requirements, certain of which are summarized below.

     In accordance with Rule 2a-7, each Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board of Directors to present minimal credit risks and, with respect to the Prime Portfolio, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board of Directors. The NRSROs currently rating instruments of the type the Prime Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Portfolios will be able to maintain a stable net asset value of $1.00 per share.


     PRIME PORTFOLIO--The Prime Portfolio will invest in U.S. dollar denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, loan participation agreements, guaranteed investment contracts, municipal obligations, asset-backed securities, repurchase agreements, and high quality domestic and foreign commercial paper and other high quality short-term corporate obligations, such as floating or variable rate U.S. dollar denominated demand notes and bonds. The Prime Portfolio will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The Prime Portfolio will not invest more than 35% of the value of its total assets in foreign securities. See "Appendix-- Portfolio Securities." The Prime Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Practices." During normal market conditions, at least 25% of the Prime Portfolio's total assets will be invested in domestic and/or foreign bank obligations.


     See "Risk Factors Related to the Prime Portfolio" below.

     U.S. TREASURY PORTFOLIO--The U.S. Treasury Portfolio will invest, as a fundamental policy, at least 65% of the value of its total assets in U.S. Treasury securities and repurchase agreements in respect thereof. The remainder of its assets may be invested in other securities guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect thereof. See "Appendix--Portfolio Securities." The U.S. Treasury Portfolio also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Practices."

     Instruments which are issued or guaranteed as to principal and interest by the U.S. Government constitute direct obligations of the United States of America. The U.S. Treasury Portfolio will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States. Dividends and distributions paid by the U.S. Treasury Portfolio that are attributable to interest from direct obligations of the United States currently are not subject to personal income tax in most states. However, dividends and distributions attributable to interest from repurchase agreements may be subject to state tax.

     RISK FACTORS RELATING TO THE PRIME PORTFOLIO--To the extent the Prime Portfolio's investments are concentrated in the banking industry, it will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Prime Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Prime Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     Since the Prime Portfolio may invest in securities issued by foreign governments and any of their political subdivisions, agencies or instrumentalities, and by foreign branches and foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, it may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits, or the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on these securities to investors located outside the country of the issuer.

     OTHER INVESTMENT CONSIDERATIONS--Each Portfolio will attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Portfolios since each Portfolio usually will not pay brokerage commissions on purchases of short-term debt obligations. The value of the securities held by a Portfolio will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized. The value of U.S. Treasury securities also will be affected by the supply and demand, as well as the perceived supply and demand, for such securities.

     Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, each Portfolio that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Investment decisions for each Portfolio are made independently from those of the Fund's other portfolios and other investment companies or accounts managed by the Adviser or Sub-Adviser. However, if such other entities desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Portfolio or the price paid or received by the Portfolio.

                          MANAGEMENT OF THE PORTFOLIOS

BOARD OF DIRECTORS

     The business affairs of the Fund are managed under the general supervision of its Board of Directors. The Statement of Additional Information contains the name and general business experience of each Director.

INVESTMENT ADVISER


     First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Portfolio's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company having assets as of December 31, 1996 of approximately $ 10.4 billion. First American National Bank provides personal trust, estate, employee benefit trust, corporate trust and custody services to over 3,000 individual and business clients and investment advisory services. The Adviser, and its affiliates, as of December 31, 1996, had approximately $5 billion under trust and approximately $3 billion under management.


     The Adviser and its affiliates deal, trade and invest for their own accounts and for the accounts of clients which they manage in the types of securities in which the Portfolios may invest and may have deposit, loan and commercial banking relationships with issuers of securities purchased by the Prime Portfolio. The Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession.

     The Adviser supervises and assists in the management of each Portfolio's affairs under an Investment Advisory Agreement between the Adviser and the Fund, subject to the authority of the Fund's Board of Directors in accordance with Maryland law. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.

     The Adviser has engaged Barnett Capital Advisors, Inc. (the "Sub-Adviser"), located at 9000 Southside Boulevard, Building 100, Jacksonville, Florida 32256, to provide the day-to-day management of the Prime Portfolio's investments.

     Under the terms of the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a monthly fee at the annual rate of .25 of 1% of the value of each Portfolio's average daily net assets less, in the case of the Prime Portfolio, any amount payable by the Fund to the Sub-Adviser. Pursuant to the Sub-Investment Advisory Agreement among the Fund, the Adviser and the Sub-Adviser, the Fund has agreed to pay the Sub-Adviser, a monthly fee at the annual rate of .15 of 1% of the value of the Prime Portfolio's average daily net assets. For the fiscal year ended December 31, 1996, the Fund paid the Adviser a monthly fee at the annual rate of .10 of 1% of the value of the Prime Portfolio's and .25 of 1% of the value of the U.S. Treasury Portfolio's average daily net assets. For such year, the Fund paid the Sub-Adviser at the annual rate of .15 of 1% of the value of the Prime Portfolio's average daily net assets.

     From time to time, the Adviser and/or the Sub-Adviser may waive receipt of their respective fees and/or voluntarily assume certain expenses of a Portfolio, which would have the effect of lowering the expense ratio of that Portfolio and increasing yield to its investors. The Portfolio will not pay the Adviser and/or the Sub-Adviser at a later time for any amounts that may be waived, nor will the Portfolio reimburse the Adviser and/or the Sub-Adviser for any amounts that may be assumed.

ADMINISTRATOR AND DISTRIBUTOR


     BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Portfolio's administrator and distributor. BISYS currently provides administrative services or sub-administrative services to, and distributes the shares of, other investment companies with over $120 billion in assets. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.


     Under its Administration Agreement with the Fund, BISYS generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, BISYS provides the Fund with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Fund's Custodian.

     For the fiscal year ended December 31, 1996, the Fund paid BISYS a monthly administration fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets.

     As distributor, BISYS makes a continuous offering of each Portfolio's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of each Portfolio (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by BISYS in connection with the offering of such Portfolio's shares for sale to the public. Under a shareholder services plan adopted by the Fund's Board of Directors, the Fund pays BISYS for the provision of certain services to the holders of Investor Shares at an annual rate of .25 of 1% of the value of each Portfolio's average daily net assets represented by Investor Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Portfolio and providing reports and other information, and services related to the maintenance of such shareholder accounts.

CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

EXPENSES

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser or BISYS, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

                               HOW TO BUY SHARES

GENERAL

     Orders for purchases of Trust Shares may be placed only for clients of the Adviser, its affiliated and correspondent banks and other affiliated and non-affiliated institutions (collectively, "Institutions") for their Fiduciary Accounts maintained at such Institutions. When purchasing Portfolio shares, the investor must specify the Portfolio being purchased and that the purchase is for Trust Shares. Institutions may receive different levels of compensation for selling different classes of Portfolio shares. Stock certificates will not be issued. The Fund reserves the right to reject any purchase order.

     The minimum initial investment for each Portfolio is $100,000, with no subsequent minimum investment. The Institution through which Trust Shares are purchased may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements.

     Investors may purchase Portfolio shares through procedures established by their Institution and an investor should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees. The investor's Institution will transmit an investor's payment to the Fund and will supply the Fund with the required information. It is the Institution's responsibility to transmit the order properly on a timely basis.

     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. See "Terms of Purchase" below. Prior to receipt of Federal Funds, the investor's money will not be invested.

TERMS OF PURCHASE

     If an order for Trust Shares is received by the Transfer Agent by 2:00 p.m., Eastern time, on a business day (which, as used herein, shall include each day the New York Stock Exchange is open for business, except Martin Luther King, Jr. Day, Columbia Day and Veterans' Day), shares will be purchased as of 2:00 p.m., Eastern time, on such business day if payment is received in, or converted into, Federal Funds by 4:00 p.m., Eastern time, by the Transfer Agent on that day. If a purchase order for Trust Shares is received after 2:00 p.m., Eastern time, or if payment in Federal Funds is not received by 4:00 p.m., Eastern time, shares will be purchased as of 2:00 p.m., Eastern time, on the business day on which Federal Funds are available. The New York Stock Exchange currently is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is the Institution's responsibility to transmit orders so that they will be received by the Transfer Agent in time to receive the next determined net asset value as described above.

     Each Portfolio's net asset value per share is determined as of 2:00 p.m., Eastern time, on each business day, except on days where there are not sufficient changes in the value of a Portfolio's investment securities to materially affect the Porfolio's net asset value and no purchase orders or redemption requests have been received. Net asset value per Trust Share is computed by dividing the value of the Portfolio's net assets attributable to Trust Shares (i.e., the value of its assets less liabilities) by the total number of Trust Shares of such Portfolio outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

     Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject the investor to a $50 penalty imposed by the Internal Revenue Service ("IRS").

                              HOW TO REDEEM SHARES

     An investor may redeem Trust Shares by following the instructions pertaining to the investor's Fiduciary Account provided by the Institution at which such account is maintained. It is the responsibility of the investor's Institution to transmit the redemption request to the Transfer Agent and credit the investor's Fiduciary Account with the redemption proceeds on a timely basis.

     When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value. If a request for redemption is received in proper form by the Transfer Agent prior to 2:00 p.m., Eastern time, on a business day, the proceeds of the redemption, if transfer by wire is requested, ordinarily will be made in Federal Funds wired to the investor's account at his or her Institution on the same day. To allow the Adviser to most effectively manage each Portfolio, investors are urged to initiate redemptions of shares as early in the day as possible and to notify the Transfer Agent at least one day in advance of redemptions in excess of $1 million. The Fund reserves the right to wire redemption proceeds up to seven days after receiving the redemption order if an earlier payment could adversely affect the Fund. In making redemption requests the names of the registered shareholders and their account numbers must be supplied.

     The Fund imposes no charges when shares are redeemed. An investor's Institution may charge their clients a fee for effecting redemptions of Portfolio shares. The value of Portfolio shares redeemed may be more or less than their original cost, depending upon the Portfolio's then-current net asset value.

     The Fund reserves the right to redeem an investor's account at its option upon not less than 45 days' written notice if the net asset value of the investor's account is $500 or less, for reasons other than market conditions, and remains so during the notice period.

     The Transfer Agent is authorized to act on telephone instructions from any person representing himself or herself to be a representative of the investor's Institution and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

                               EXCHANGE PRIVILEGE

     The Exchange Privilege enables an investor to purchase, in exchange for shares of a Portfolio, shares of the other Portfolio offered by this Prospectus, or shares of another AmeriStar Portfolio, to the extent such shares are offered for sale in the investor's state of residence. The Exchange Privilege may not be available to clients of certain Institutions and some Institutions may impose certain conditions on their clients which are different from those described in this Prospectus. If an investor desires to use this Privilege, the investor should consult the Institution at which the investor maintains his or her Fiduciary Account to determine if it is available and whether any conditions are imposed on its use.

     To use this Privilege, an investor must give exchange instructions in accordance with the instructions pertaining to the investor's Fiduciary Account maintained at the investor's Institution. Before any exchange into a Portfolio offered by another prospectus, an investor must obtain and should review a copy of the current prospectus of the Portfolio into which the exchange is being made.

     Prospectuses may be obtained from the investor's Institution or BISYS. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Portfolio into which the exchange is being made.

     Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of one Portfolio for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio declares dividends from net investment income on each day that the Portfolio is open for business. Dividends usually are paid on the last calendar day of each month, and are automatically reinvested in additional Portfolio shares at net asset value or, at the investor's option, paid in cash. Each Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent, and continue to earn dividends through the day before a redemption order for such shares is processed by the Transfer Agent. Dividends paid by each class of shares of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class. If an investor redeems all shares in his account at any time during the month, all dividends to which such investor is entitled will be paid to the investor along with the proceeds of the redemption.

     If a shareholder elects to receive distributions in cash and the shareholder's distribution checks (1) are returned to the Fund marked "undeliverable" or (2) remain uncashed for six months, the shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in Portfolio shares at the net asset value determined as of the date of payment of the distribution. In addition, any such undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in Portfolio shares at the net asset value determined as of the date of cancellation.

     Distributions from net realized securities gains, if any, are declared and paid once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Each investor may choose whether to receive distributions in cash or to reinvest in additional Portfolio shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

     Dividends derived from interest and distributions from any net realized short-term securities gains are generally taxable to investors as ordinary income, whether received in cash or reinvested in additional Portfolio shares. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Portfolio shares. Dividends and distributions may be subject to certain state and local taxes.

     No dividend will qualify for the dividends-received deduction allowable to certain corporations.

     Dividends paid by a Portfolio derived from net investment income and distributions from net realized short-term securities gains paid by such Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

     Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Notice as to the tax status of dividends and distributions is mailed annually. Investors also will receive periodic summaries of their account which will include information as to income dividends and distributions from securities gains, if any, paid during the year.

     Dividends and distributions attributable to interest from direct obligations of the United States and paid by a Portfolio to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the Portfolios may invest may be subject to state tax. The Fund will provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the U.S. Treasury Portfolio that is attributable to interest income from direct obligations of the United States.


     The Adviser believes that each Portfolio qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Portfolio is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.


     Each investor should consult its tax adviser regarding specific questions as to Federal, state or local taxes. In addition, investors should consult their financial and tax advisers before buying Portfolio shares to determine, among other matters, the tax consequences to them of their purchase, including the effect of selling any assets to fund such purchase.

                              GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 6, 1990, and commenced operations on August 28, 1990.

     The Fund is authorized to issue 12 billion 500 million shares of Common Stock (with 750 million shares allocated to each Portfolio), par value $.001 per share. Each Portfolio's shares are classified into Trust Shares (375 million) and Investor Shares (375 million). Investor Shares, which are described in a separate prospectus, are sold through a number of institutions, including the Adviser and its affiliates, BISYS and certain Service Organizations. Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law. Only holders of the Investor Shares, however, will be entitled to vote on matters submitted to shareholders pertaining to the Fund's Shareholder Services Plan.

     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office or for any other purpose. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act, and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, Trust Shares of two of the Fund's AmeriStar Portfolios are being offered--Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio, each of which is a diversified money market fund. From time to time, other portfolios may be established and sold pursuant to other offering documents. Prior to January 1, 1997, the AmeriStar Portfolios were named ValueStar Portfolios.

     To date, 14 portfolios have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one portfolio are treated separately from those of the other portfolios.

     The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

     Shareholder inquiries may be made by writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                    APPENDIX

PORTFOLIO SECURITIES

     To the extent set forth in this Prospectus, each Portfolio may invest in the securities described below.

     U.S. TREASURY SECURITIES--Each Portfolio may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     U.S. GOVERNMENT SECURITIES--In addition to U.S. Treasury securities, the Prime Portfolio and, to a limited extent, the U.S. Treasury Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Portfolio will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     ZERO COUPON AND STRIPPED SECURITIES--Each Portfolio may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

     REPURCHASE AGREEMENTS--Each Portfolio may enter into repurchase agreements, which involve the acquisition by a Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Portfolio in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--The Prime Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Sub-Adviser to be of comparable quality to the other obligations in which the Prime Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Prime Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. See "Description of the Portfolios-- Risk Factors Relating to the Prime Portfolio."

     BANK OBLIGATIONS--The Prime Portfolio will invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. See "Description of the Portfolios--Risk Factors Relating to the Prime Portfolio." Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

     COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS--The Prime Portfolio may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Prime Portfolio will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Prime Portfolio may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations.

     FLOATING AND VARIABLE RATE OBLIGATIONS--The Prime Portfolio also may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Prime Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Prime Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Prime Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Prime Portfolio may invest in them only if the Sub-Adviser, acting upon delegated authority from the Fund's Board of Directors, determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Prime Portfolio may invest. The Sub-Adviser, on behalf of the Prime Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Prime Portfolio will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Sub-Adviser determines, acting upon delegated authority from, and procedures established by, the Fund's Board of Directors, that there is no secondary market available for these obligations, and in other securities that are illiquid.

     NOTES--The Prime Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, provided such investments are consistent with its investment objective. The Portfolio will invest no more than 10% of its net assets in such Notes and in other securities that are illiquid.

     PARTICIPATION INTERESTS AND TRUST RECEIPTS--The Prime Portfolio may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. See "Investment Objectives and Management Policies--Portfolio Securities" in the Statement of Additional Information. A participation interest or receipt gives the Prime Portfolio an undivided interest in the security in the proportion that the Prime Portfolio's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Prime Portfolio, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instrument, the Sub-Adviser, acting upon delegated authority from the Fund's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Prime Portfolio may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Sub-Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Prime Portfolio, the Sub-Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Prime Portfolio should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Prime Portfolio will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Prime Portfolio's interest in the security, plus accrued interest. As to these instruments, the Prime Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Not more than 10% of the value of the Prime Portfolio's net assets will be invested in participation interests and trust receipts that do not have this demand feature, and in other securities that are illiquid.

     GUARANTEED INVESTMENT CONTRACTS--The Prime Portfolio may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such a contract, the Prime Portfolio would make cash contributions to a deposit fund of the insurance company's general account. The insurance company would then credit to the Prime Portfolio on a monthly basis interest which is based on an index (in most cases the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Portfolio will invest no more than 10% of its net assets in GICs that are illiquid and in other illiquid securities. The Prime Portfolio currently does not expect to invest more than 5% of its net assets in GICs.


     ASSET-BACKED SECURITIES--The Prime Portfolio may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.


     MUNICIPAL OBLIGATIONS--The Prime Portfolio may make limited investments (up to 5% of its net assets) in municipal obligations when their yield on a pre-tax basis is comparable to that of taxable money market instruments. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. While in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain issues of municipal obligations, both taxable and non-taxable, offer yields comparable and in some cases greater than the yields available on other permissible investments. Dividends received by shareholders of the Prime Portfolio which are attributable to interest income received by it from municipal obligations generally will be subject to Federal income tax. The Prime Portfolio currently intends to invest no more than 5% of its net assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

INVESTMENT PRACTICES

     LENDING PORTFOLIO SECURITIES--From time to time, each Portfolio may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the relevant Portfolio's total assets. In connection with such loans, each Portfolio will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio can increase its income through the investment of such collateral. Each Portfolio continues to be entitled to payments in amounts equal to the interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Portfolio.

     REVERSE REPURCHASE AGREEMENTS--Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. Each Portfolio retains the right to receive interest and principal payments on the security. The Portfolio will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, each Portfolio may be exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Fund's Directors have considered the risks to each Portfolio and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with each Portfolio's investment objective and management policies.


     WHEN-ISSUED SECURITIES--Each Portfolio may purchase money market securities on a when-issued or forward commitment basis, which means that delivery and payment for such securities ordinarily take place after the date of the commitment to purchase. The payment obligation and the interest rate receivable on the securities are fixed when the buyer enters into the commitment. A Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but such Portfolio may sell these securities before the settlement date if it is deemed advisable. A Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.


     ILLIQUID SECURITIES--Each Portfolio may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating and variable rate demand obligations as to which the Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely effected.

     BORROWING MONEY--As a fundamental policy, each Portfolio is permitted to borrow money in an amount up to 33 1/3% of the value of its total assets. However, each Portfolio currently intends to borrow money only (a) for temporary or emergency (not leveraging) purposes or (b) in connection with the entry into reverse repurchase agreements, in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Portfolio's total assets, such Portfolio will not make any investments.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. MONEY MARKET MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                     [LOGO]

                                AMERISTAR PRIME
                             MONEY MARKET PORTFOLIO

                            AMERISTAR U.S. TREASURY
                             MONEY MARKET PORTFOLIO

                    ----------------------------------------
                                   PROSPECTUS

                                  TRUST SHARES


                                 APRIL 30, 1997




                     THE INFINITY MUTUAL FUNDS, INC.
                                 AMERISTAR FUNDS
                          PRIME MONEY MARKET PORTFOLIO
                      U.S. TREASURY MONEY MARKET PORTFOLIO
                        TRUST SHARES AND INVESTOR SHARES
                                    PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                 APRIL 30, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for the Trust Shares or Investor Shares of the AmeriStar Prime Money Market Portfolio and U.S. Treasury Money Market Portfolio (the "Portfolios") of The Infinity Mutual Funds, Inc. (the "Fund"), each dated April 30, 1997, as each may be revised from time to time. To obtain a copy of the relevant Prospectus, please write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Portfolios and not to any of the Fund's other portfolios.

     First American National Bank (the "Adviser") serves as each Portfolio's investment adviser. Barnett Capital Advisors, Inc. (the "Sub-Adviser") serves as the Prime Portfolio's sub- investment adviser.


     BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.



                                TABLE OF CONTENTS
                                                                  PAGE
Investment Objectives and Management Policies....................  B-2
Management of the Fund...........................................  B-10
Management Arrangements..........................................  B-13
Purchase and Redemption of Shares................................  B-18
Determination of Net Asset Value.................................  B-20
Yield Information................................................  B-21
Portfolio Transactions...........................................  B-22
Information About the Portfolios.................................  B-23
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors........................  B-24
Appendix.........................................................  B-25
Financial Statements.............................................  B-29

                  INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "DESCRIPTION OF THE PORTFOLIOS."



PORTFOLIO SECURITIES


     BANK OBLIGATIONS. (Prime Portfolio only) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Prime Portfolio, depending upon the principal amount of the CDs of each bank held by such Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.


     Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. If a domestic bank with deposits insured by the FDIC becomes insolvent, unsecured deposits and other general obligations of such bank's foreign branches will be subordinated to the receivership expenses of the FDIC and such bank's domestic deposits and would be subject to the loss of principal to a greater extent than such bank's domestic branch deposits. The Prime Portfolio's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), to the limitations on investing in the securities of other investment companies.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Sub-Adviser carefully evaluates such investments on a case-by-case basis pursuant to procedures established by the Fund's Board of Directors.


     The Prime Portfolio may invest in short-term U.S. dollar denominated corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co- Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Prime Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Prime Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Prime Portfolio and the Borrower. In such cases, the Prime Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Prime Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Prime Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Prime Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Prime Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Prime Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Prime Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.


     Under normal circumstances, and as a matter of fundamental policy, the Prime Portfolio will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Sub-Adviser determines that the Prime Portfolio should be in a temporary defensive position, the Portfolio may invest less than 25% of its total assets in the banking industry; during such times the Prime Portfolio's assets will be invested in accordance with its other investment policies. The Sub- Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Prime Portfolio.


     INVESTMENT COMPANY SECURITIES. (Both Portfolios) Each Portfolio may invest in securities issued by other investment companies which principally invest in securities of the type in which such Portfolio invests. Under the 1940 Act, each Portfolio's investments in such securities, subject to certain exceptions, currently are limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's net assets with respect to anyone investment company and (iii) 10% of the Portfolio's net assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.



     REPURCHASE AGREEMENTS. (Both Portfolios) Each Portfolio may enter into repurchase agreements. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub- custodians which meet the requirements set forth in Section 17(f) of the 1940 Act and the rules thereunder. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio entering into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Portfolio will enter into repurchase agreements only with domestic banks (including foreign branches and subsidiaries of domestic banks) with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities in which such Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser and, with respect to the Prime Portfolio, the Sub-Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Portfolio will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

     MUNICIPAL OBLIGATIONS. (Prime Portfolio only) The Prime Portfolio may make limited investments in municipal obligations. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest. Municipal obligations may be in the form of custodial receipts that give the Prime Portfolio the right to receive specific future interest or principal payments on securities held in trust or a special custody account. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligation and purchased and sold separately.


MANAGEMENT POLICIES

     REVERSE REPURCHASE AGREEMENTS. (Both Portfolios) Each Portfolio may enter into reverse repurchase agreements. Each Portfolio will maintain in a segregated custodial account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase agreement transactions as collateralized borrowings, and, pursuant to the 1940 Act, each Portfolio must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     ILLIQUID SECURITIES. (Both Portfolios) Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by a Portfolio pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Fund's Board has directed the Adviser and the Sub- Adviser to monitor carefully each Portfolio's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Portfolio's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

     FORWARD COMMITMENTS. (Both Portfolios) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.


     LENDING PORTFOLIO SECURITIES. (Both Portfolios) To a limited extent, each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, each Portfolio can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities to be the equivalent of cash. Such loans may not exceed 33-1/3% of the Portfolio's total assets. From time to time, the Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," in an amount determined by the Board of Directors to be reasonable and based solely on services rendered.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Portfolio may pay only reasonable custodian fees in connection with the loan.



INVESTMENT RESTRICTIONS

     Each Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies and the Prime Portfolio has adopted investment restrictions numbered 13 and 14 and the U.S. Treasury Portfolio has adopted investment restriction number 15 as additional fundamental policies. These restrictions cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting shares of such Portfolio. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time. Neither Portfolio may:


     1. Invest in commodities, except that each Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

                   2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Portfolio ay purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.


     3. Borrow money, except that each Portfolio may borrow up to 33-1/3% of its total assets. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.


     4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Portfolio may lend its securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.


     5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.


     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act). The Portfolio's investments permitted under Investment Restriction Nos. 1, 3, 9 and 10 are not considered senior securities for purposes of this investment restriction.

     7. Purchase securities on margin, but each Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     8. Invest in the securities of a company for the purpose of exercising management or control, but each Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

     10. Purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and this Statement of Additional Information.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Portfolio's net assets would be so invested.

     12. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

     The following investment restrictions numbered 13 and 14 apply only to the Prime Portfolio. The Prime Portfolio may not:

     13. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Prime Portfolio's total assets may be invested without regard to any such limitation, provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Prime Portfolio.

     14. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Prime Portfolio may invest less than 25% of its assets in bank obligations.

     The following investment restriction number 15 applies only to the U.S. Treasury Portfolio. The U.S. Treasury Portfolio may not:

     15. Invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on investments in obligations issued or guaranteed by the U.S. Government.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of shares of a Portfolio in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Portfolio, and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such Portfolio's shares in the state involved.


                             MANAGEMENT OF THE FUND

     Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

DIRECTORS OF THE FUND


*WILLIAM B. BLUNDIN, PRESIDENT AND CHAIRMAN OF THE BOARD OF DIRECTORS.
                  An employee of BISYS Fund Services, Inc., BISYS' general partner. Mr. Blundin also is an officer of other investment companies administered by BISYS or its affiliates. He is 59 years old and his address is 125 West 55th Street, New York, New York 10019.

NORMA A. COLDWELL, DIRECTOR.  International Economist and
                  Consultant; Executive Vice President of Coldwell
                  Financial Consultants; Trustee and Treasurer of
                  Meridian House International (International Education and Cultural Group); Member of the Board of Advisors of Meridian International Center and Emerging Capital
                   Markets, S.A. (Montevideo, Uruguay); formerly, Chief
                  International Economist of Riggs National Bank, Washington, D.C. She is 71 years old and her address is 3330 Southwestern Boulevard, Dallas, Texas 75225.

RICHARD H. FRANCIS, DIRECTOR.  Former Executive Vice President
                  and Chief Financial Officer of Pan American World Airways, Inc. (currently, debtor-in-possession under the U.S. Bankruptcy Code), March 1988 to October 1991;
                   Senior Vice President and Chief Financial Officer of
                  American Standard Inc., 1960 to March 1988. Mr. Francis is a director of Allendale Mutual Insurance and The Indonesia Fund, Inc. He is 64 years old and his address is 40 Grosvenor Road, Short Hills, New Jersey 07078.

WILLIAM W. McINNES, DIRECTOR.  Private investor.  From July 1978 to February 1993, he was Vice-President--Finance and Treasurer of Hospital Corp. of America. He is also a director of Gulf South Medical Supply and Diversified Trust Co. He is 48 years old and his address is 116 30th Avenue South, Nashville, Tennessee 37212.

ROBERT A. ROBINSON, DIRECTOR.  Private investor.  Since 1991,
                  President Emeritus, and from 1968 to 1991, President of The Church Pension Group, NYC. From 1956 to 1966, Senior Vice President of Colonial Bank & Trust Co. He is also a director of Mariner Institutional Funds, Inc., Mariner Tax-Free Institutional Funds, Inc., UST Master Funds, UST Master Tax Exempt Funds, H.B. and F.H. Bugher Foundation, Morehouse-Barlow Co. Publishers, The Canterbury Cathedral Trust in America, The Living
                  Church Foundation and Hoosac   School.  He is 71
                  years old and his address is 2 Hathaway Common, New Canaan, Connecticut 06840.


OFFICERS OF THE FUND


JEFFREY C. CUSICK, VICE PRESIDENT AND ASSISTANT SECRETARY.  An
                   employee of BISYS Fund Services, Inc. since
                  July 1995, and an officer of other investment companies administered by BISYS or its affiliates. From September 1993 to July 1995, he was Assistant Vice President and, from 1989 to September 1993, he was Manager--Client Services, of Federated Administrative Services. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

WILLIAM TOMKO, VICE PRESIDENT.  An employee of BISYS Fund
                  Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

MARTIN R. DEAN, TREASURER.  An employee of BISYS Fund
                  Services, Inc. since May 1994, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, he was a Senior Manager of KPMG Peat Marwick LLP. He is 33 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

GEORGE O. MARTINEZ, SECRETARY.  Senior Vice President and
                  Director of Legal and Compliance Services with BISYS Fund Services, Inc. since April 1995, and an officer of other investment companies administered by BISYS or its affiliates. Prior thereto, he was Vice President and Associate General Counsel with Alliance Capital Management, L.P. He is 37 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ROBERT L. TUCH, ASSISTANT SECRETARY.  An employee of BISYS
                  Fund Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 45 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.

ALAINA METZ, ASSISTANT SECRETARY.  An employee of BISYS Fund
                  Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. She is 29 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219.


     For so long as the Shareholder Services Plan described in the section captioned "Management Arrangements--Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.


     Directors and officers of the Fund, as a group, owned less than 1% of either Portfolio's shares of common stock outstanding on April 11, 1997.

     The Fund does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or BISYS or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Fund for year ended December 31, 1996 was as follows:


                                                            Total Compensation
                                Aggregate                   From Fund and
Name of Board              Compensation from               Fund Complex Paid
  Member                        Fund*                      To Board Member*

Norma A. Coldwell             $18,000                          $18,000
Richard H. Francis            $18,000                          $18,000
William W. McInnes            $18,000                          $18,000
Robert A. Robinson            $18,000                          $18,000

------------------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $13,000 for all Directors as a group.



                             MANAGEMENT ARRANGEMENTS


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "MANAGEMENT OF THE PORTFOLIOS."


     INVESTMENT ADVISORY AGREEMENT. The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated February 15, 1994 with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of any party to the Agreement, at a meeting held on February 11, 1997. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

     As compensation for the Adviser's services, the Fund has agreed to pay the Adviser a monthly investment advisory fee at the annual rate of .25 of 1% of the value of each Portfolio's average daily net assets less, in the case of the Prime Portfolio, any amount payable by the Fund to the Sub-Adviser. For the period March 29, 1994 (commencement of operations of each Portfolio) through December 31, 1994, and for the fiscal years ended December 31, 1995 and 1996, $50,754, $64,959 and $74,618, respectively, was payable by the Prime Portfolio and $183,801, $358,127 and $459,479, respectively, was payable by the U.S. Treasury Portfolio pursuant to the Agreement. The Adviser waived $7,046 and $19,089 of such fees payable for the period ended December 31, 1994 by the Prime Portfolio and U.S. Treasury Portfolio, respectively, resulting in net fees being paid to the Adviser of $43,708 by the Prime Portfolio and $164,712 by the U.S. Treasury Portfolio during the fiscal period ended December 31, 1994.

     SUB-INVESTMENT ADVISORY AGREEMENT. The Adviser has engaged the Sub-Adviser to provide investment advisory assistance and day-to-day management of the Prime Portfolio's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub- Advisory Agreement") among the Fund, the Adviser and the Sub- Adviser dated February 15, 1994. The fees payable to the Sub- Adviser for its services are paid by the Fund. The Sub-Advisory Agreement is subject to annual approval by (a) the Fund's Board of Directors or (b) vote of a majority (as defined in the 1940 Act) of the Prime Portfolio's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub- Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement was last approved by the Fund's Board of Directors who are not "interested persons" of any party to the Sub-Advisory Agreement, at a meeting held on November 14, 1996. The Sub- Advisory Agreement may be terminated without penalty
(i) by the Fund's Board of Directors or by vote of the holders of a majority of the Prime Portfolio's shares, upon written notice to the Sub- Adviser, (ii) by the Adviser (but only upon the approval of the Fund's Board of Directors) upon 60 days' written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon not less than 90 days' written notice to the Fund and the Adviser. The Sub- Advisory Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, if the Fund's Agreement with the Adviser is terminated for any reason (whether by the Fund, by the Adviser or by operation of law), the Sub-Advisory Agreement will terminate upon the effective date of such termination of the Investment Advisory Agreement.


     The Sub-Adviser provides investment advisory services in accordance with the stated policies of the Prime Portfolio, subject to the approval of the Fund's Board of Directors. The Sub-Adviser provides the Prime Portfolio with investment personnel who are authorized by the Board of Directors to execute purchases and sales of securities. The Sub-Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Prime Portfolio as well as for other funds advised by the Sub-Adviser. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.


     As compensation for the Sub-Adviser's services, the Fund has agreed to pay the Sub-Adviser a monthly sub-investment advisory fee at the annual rate of .15 of 1% of the value of the Prime Portfolio's average daily net assets. For the period March 29, 1994 (commencement of operations of the Prime Portfolio) through December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, $76,130, $97,438 and $111,623, respectively, was payable by the Prime Portfolio pursuant to the Sub-Advisory Agreement. The Sub-Adviser waived $10,274 of such fee payable for the period ended December 31, 1994, resulting in a net fee being paid to the Sub-Adviser of $65,856 by the Prime Portfolio during the fiscal period ended December 31, 1994.

     ADMINISTRATION AGREEMENT. BISYS provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated April 25, 1996 with the Fund. As to each Portfolio, the Administration Agreement will continue until April 25, 2001 and thereafter is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or BISYS, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on February 11, 1997. As to each Portfolio, the Administration Agreement is terminable without penalty, at any time if for cause, by the Fund's Board of Directors or by vote of the holders of a majority of such Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by BISYS. The Administration Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).

     As compensation for BISYS' services, the Fund has agreed to pay BISYS a monthly administration fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets. For the period March 29, 1994 (commencement of operations of each Portfolio) through December 31, 1994 and for the fiscal years ended December 31, 1995 and 1996, $50,754, $64,959 and $74,618,
respectively, was payable to BISYS or the Portfolios' predecessor administrator during such periods by the Prime Portfolio and $73,520, $143,251 and $183,791, respectively, was payable to BISYS or the Portfolios' predecessor administrator by the U.S. Treasury Portfolio. The Portfolios' administrator waived $7,046 and $7,767 of such fees payable for the period ended December 31, 1994 by the Prime Portfolio and U.S. Treasury Portfolio, respectively, resulting in net fees being paid to the administrator of $43,708 by the Prime Portfolio and $65,753 by the U.S. Treasury Portfolio during the fiscal period ended December 31, 1994.

     DISTRIBUTION AGREEMENT. BISYS acts as the exclusive distributor of each Portfolio's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated February 11, 1997 with the Fund. Shares are sold on a continuous basis by BISYS as agent, although BISYS is not obliged to sell any particular amount of shares. No compensation is payable by the Fund to BISYS for its distribution services.

     SHAREHOLDER SERVICES PLAN. (Applicable only with respect to the Investor Shares). The Fund's Directors have adopted a shareholder services plan (the "Plan") with respect to the Investor Shares pursuant to which each Portfolio pays BISYS for the provision of certain services to the holders of Investor Shares at an annual rate of .25% of the value of each Portfolio's Investor Shares. The Fund's Directors believe that there is a reasonable likelihood that the Plan will benefit each Portfolio and the holders of its Investor Shares. In some states, certain institutions effecting transactions in Investor Shares may be required to register as dealers pursuant to state law.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on November 14, 1996. The Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan agreements. A Plan agreement is terminable without penalty, at any time, by such vote of the Directors. A Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     For the fiscal year ended December 31, 1996, fees payable pursuant to the Plan by the Prime Portfolio and U.S. Treasury Portfolio amounted to $121,038 and $309,951, respectively, of which amounts BISYS waived receipt of $88,752 and $224,563, respectively, resulting in $32,286 being paid by the Prime Portfolio and $85,388 being paid by the U.S. Treasury Portfolio with respect to Investor Shares pursuant to the Plan.

     EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser or BISYS or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attribut able to investor services (including, without limitation, tele phone and personnel expenses), costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.



                        PURCHASE AND REDEMPTION OF SHARES


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "HOW TO BUY SHARES" AND "HOW TO REDEEM SHARES."


     TERMS OF PURCHASE. The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolios.


     "SWEEP" PROGRAM. Each Portfolio's shares may be purchased through the "sweep" program established by certain financial institutions under which a portion of their customers' accounts may be automatically invested in the Portfolio. The customer becomes the beneficial owner of specific shares of the Portfolio which may be purchased, redeemed and held by the financial institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The shares will be held by BISYS Fund Services Ohio, Inc. (the "Transfer Agent") in book-entry form. A statement with regard to the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer ordinarily are available to the customer promptly on request. In addition, each customer is sent proxies, periodic reports and other information from the Fund with regard to shares of the Portfolios. The customer's shares are fully assignable and may be encumbered by the customer. The "sweep" agreement can be terminated by the customer at any time, without affecting its beneficial ownership of the shares.


     To obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum should not be maintained. In general, the automatic investment in a Portfolio's shares occurs on the same day that withdrawals are made by the financial institution, at the next determined net asset value after the order is received.


     All agreements which relate to the service are with the financial institution. Neither BISYS nor the Fund is a party to any of those agreements and no part of the compensation received by the financial institution flows to the Fund or to BISYS or to any of their affiliates, either directly or indirectly. Further information concerning this program and any related charges or fees is provided by the financial institution prior to any purchase of a Portfolio's shares. Any fees charged by the financial institution effectively reduces the Portfolio's yield for those customers.


     USING FEDERAL FUNDS. The Transfer Agent or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money.

     REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

     STOCK CERTIFICATES; SIGNATURES. Any certificate representing Portfolio shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guarantees may not be provided by notaries public. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature.


     REDEMPTION COMMITMENT. Each Portfolio has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.


     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Portfolio normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                        DETERMINATION OF NET ASSET VALUE


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "HOW TO BUY SHARES."


     AMORTIZED COST PRICING. The valuation of each Portfolio's investment securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


     The Board of Directors has agreed, as a particular responsibility within the overall duty of care owed to the Portfolios' investors, to establish procedures reasonably designed to stabilize each Portfolio's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of each Portfolio's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether such Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield data for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.


     The extent of any deviation between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly will consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.




                                YIELD INFORMATION


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "YIELD INFORMATION."

          For the seven-day period ended December 31, 1996, the Prime Portfolio's yield was 4.75% for Investor Shares and 5.04% for Trust Shares, and its effective yield was 4.85% for Investor Shares and 5.16% for Trust Shares. The U.S. Treasury Portfolio's yield for such period was 4.66% for Investor Shares and 4.91% for Trust Shares, and its effective yield was 4.76% for Investor Shares and 5.02% for Trust Shares. These yield figures reflect the absorption of certain expenses and/or waiver of fees for Investor Shares, without which the yield and effective yield for the seven-day period ended December 31, 1996 would have been 4.57% and 4.67%, respectively, for the Prime Portfolio's Investor Shares and 4.48% and 4.57%, respectively, for the U.S. Treasury Portfolio's Investor Shares. Yield will be computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre- existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in the Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Portfolio's price per share is determined.

     From time to time, advertising materials for a Portfolio may refer to or discuss current or past business, political, economic or financial conditions, such as U.S. monetary or fiscal policies and actual or proposed tax legislation. In addition, from time to time, advertising materials for a Portfolio may include information concerning retirement and investing for retirement, average life expectancy and pension and social security benefits.


                             PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Usually no brokerage commissions are paid for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by either Portfolio to date.

     Transactions are allocated to various dealers by each Portfolio's investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser and/or Sub-Adviser to supplement their own research and analysis with the views and information of other securities firms.

     To the extent any research services are furnished by brokers through which each Portfolio effects securities transactions, the Adviser and, with respect to the Prime Portfolio, the Sub-Adviser may use such information in advising other funds or accounts they advise and, conversely, to the extent any research services are furnished to the Adviser and/or Sub-Adviser by brokers in connection with other funds or accounts the Adviser or Sub-Advisers advise, the Adviser and/or Sub- Adviser also may use such information in advising the Portfolios. Although it is not possible to place a dollar value on these services, if they are provided, it is the opinion of each Adviser that the receipt and study of any such services should not reduce the overall expenses of its research department.


                        INFORMATION ABOUT THE PORTFOLIOS


     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE RELEVANT PROSPECTUS OF THE PORTFOLIOS ENTITLED "GENERAL INFORMATION."


     Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

     Each Portfolio will send annual and semi-annual financial statements to all its shareholders.


     As of April 11, 1997, the following shareholders were record owners of 5% or more of the indicated Portfolio's outstanding shares:

                                                       Percent of
                                                       Total Shares
NAME AND ADDRESS                                      OUTSTANDING

PRIME PORTFOLIO:
First American National Bank                         98.13% Investor Shares
Attn: AmeriStar Investment Management & Trust        99.99% Trust Shares
800 First American Center
Nashville, TN 37237


 U.S. TREASURY PORTFOLIO:


First American National Bank                         97.69% Investor Shares
Attn: AmeriStar Investment                           99.99% Trust Shares
        Management & Trust
800 First American Center
Nashville, TN 37237


     A shareholder who beneficially owns, directly or indirectly, more than 25% of a Portfolio's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS


     The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Portfolio's investments. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's transfer and dividend disbursing agent. Under the transfer agency agreement with the Fund, the Transfer Agent maintains shareholder account records for the Fund, handles certain communications between shareholders and the Fund and pays dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee compiled on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of- pocket expenses. Neither The Bank of New York nor the Transfer Agent has any part in determining the investment policies of either Portfolio or which securities are to be purchased or sold by a Portfolio.

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the relevant Prospectus.

     KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, independent auditors, have been selected as the Fund's auditors for the year ending December 31, 1997.

                                    APPENDIX

     Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA Inc. and IBCA Limited ("IBCA"), and Thomson BankWatch, Inc. ("BankWatch"):

Commercial Paper and Short-Term Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

Bond and Long-Term Ratings


     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degrees from issues rated AAA.

     Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated AAA are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated AA are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

INTERNATIONAL AND U.S. BANK RATINGS

     An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

     In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

                              FINANCIAL STATEMENTS


     The Portfolios' Annual Report to Shareholders for the fiscal year ended December 31, 1996 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

PROSPECTUS
April 30, 1997


                                     [LOGO]


                         THE INFINITY MUTUAL FUNDS, INC.
               Correspondent Cash Reserves Money Market Portfolio
           Correspondent Cash Reserves Tax Free Money Market Portfolio
------------------------------------------------------------------------------

     The Infinity Mutual Funds, Inc. (the "Fund") is an open-end, management investment company, known as a series fund. By this Prospectus, the Fund is offering shares of two diversified money market portfolios (the "Portfolios"), each with a different investment objective:

- The CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO (the "Money Market Portfolio") seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Money Market Portfolio invests in a diversified portfolio of short-term money market obligations.

- The CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO (the "Tax Free Money Market Portfolio") seeks to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Tax Free Money Market Portfolio invests in a diversified portfolio of short-term Municipal Obligations (as defined herein).


     Shares are offered only to clients of certain securities dealers that have entered into clearing arrangements with Correspondent Services Corporation [CSC], a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"). You can invest, reinvest or redeem shares at any time without charge or penalty imposed by the Fund.


     Mitchell Hutchins Asset Management Inc. (the "Adviser"), a wholly-owned subsidiary of PaineWebber, is each Portfolio's investment adviser.

     BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.


     AN INVESTMENT IN A PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EACH PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. ---------------------

     This Prospectus sets forth concisely information about the Fund and the Portfolios that an investor should know before investing. It should be read and retained for future reference.


     The Statement of Additional Information, dated April 30, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund and Portfolios. For a free copy of the Statement of Additional Information, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-8020, contact your sales representative or call 1-800-442-3809.


                             ---------------------

     PORTFOLIO SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. PORTFOLIO SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                                                               PAGE
                                                              ------
Expense Summary.............................................      2
Financial Highlights........................................      3
Yield Information...........................................      5
Description of the Portfolios...............................      5
Management of the Portfolios................................      9
How to Buy Shares...........................................     11
How to Redeem Shares........................................     13
Dividends, Distributions and Taxes..........................     14
General Information.........................................     16
Appendix....................................................    A-1


--------------------------------------------------------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

EXPENSE SUMMARY

(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                                 TAX FREE MONEY
                                                 MONEY MARKET        MARKET
                                                   PORTFOLIO        PORTFOLIO
                                                --------------   --------------
Management Fees..............................         .10%             .10%
12b-1 Fees...................................         .60%             .60%
Other Expenses (net of fee waivers)..........         .18%             .04%

    Total Operating Expenses (net of fee waivers)     .88%             .74%

EXAMPLE:

You would pay the following expenses on   1 Year      $  9              $ 8
  a $1,000 investment, assuming (1) 5%    3 Years     $ 28             $ 24
  annual return and (2) redemption at     5 Years     $ 49             $ 41
  the end of each time period:           10 Years     $108             $ 92

------------------------------------------------------------------------------

     THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH PORTFOLIO'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

--------------------------------------------------------------------------------


     The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by a Portfolio, the payment of which will reduce investors' annual return. The expenses noted above, without fee waivers, would be: Other Expenses -- .31% and Total Operating Expenses -- 1.01% for the Money Market Portfolio; and Other Expenses -- .50% and Total Operating Expenses -- 1.20% for the Tax Free Money Market Portfolio. With respect to the Tax Free Money Market Portfolio, Other Expenses are based on estimated amounts for the current fiscal year. The information in the foregoing table does not reflect any other fee waivers or expense reimbursement arrangements that were in effect for the Portfolios during the last fiscal year or may be in effect for either Portfolio during the current fiscal year. Certain Securities Firms (as defined below) may charge their clients direct fees for effecting transactions in Portfolio shares. See "How to Buy Shares." Long-term investors could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. For a further description of the various costs and expenses incurred in a Portfolio's operation, see "Management of the Portfolios."


FINANCIAL HIGHLIGHTS


     Contained below for each Portfolio is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. The information in the tables has been audited by KPMG Peat Marwick LLP, the Portfolios' independent auditors. Additional financial data, related notes and report of independent auditors accompany the Statement of Additional Information, which is available upon request.


CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO*


                                                          YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                                          --------------------------------------------------------   DECEMBER 31,
                                              1996         1995       1994       1993       1992         1991**
                                          ------------   --------   --------   --------   --------   -------------
Net Asset Value, Beginning of Period....  $     0.9986   $ 0.9975   $ 0.9999   $ 1.0000   $ 1.0000     $ 1.0000
                                          ------------   --------   --------   --------   --------   -------------
Income from investment operations:
  Net investment income.................        0.0462     0.0512     0.0340     0.0245     0.0306       0.0310
  Net realized gains (losses) on
    securities tranactions..............        0.0005     0.0011    (0.0024)   (0.0001)        --           --
                                          ------------   --------   --------   --------   --------   -------------
  Total income from investment
    operations..........................        0.0467     0.0523     0.0316     0.0244     0.0306       0.0310
                                          ------------   --------   --------   --------   --------   -------------
Dividends from net investment income....       (0.0462)   (0.0512)   (0.0340)   (0.0245)   (0.0306)     (0.0310)
                                          ------------   --------   --------   --------   --------   -------------
Net change in net asset value...........        0.0005     0.0011    (0.0024)   (0.0001)        --           --
                                          ------------   --------   --------   --------   --------   -------------
Net Asset Value, End of Period..........  $     0.9991   $ 0.9986   $ 0.9975   $ 0.9999   $ 1.0000     $ 1.0000
                                          ============   ========   =========  =========  ========   =============
Total Return............................          4.72%      5.24%      3.45%      2.48%      3.11%        5.07%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's).....  $  1,007,265   $779,011   $458,092   $331,210   $267,895     $192,992
  Ratio of expenses to average net
    assets..............................          0.88%      0.85%      0.94%      1.02%      1.12%        0.83%(b)
  Ratio of net investment income to
    average net assets..................          4.65%      5.14%      3.47%      2.44%      3.01%        4.99%(b)
  Ratio of expenses to average net
    assets***...........................          1.01%(c)     1.03%     1.12%     1.20%      1.35%        1.16%(b)
  Ratio of net investment income to
    average net assets***...............          4.53%      4.96%      3.29%      2.26%      2.78%        4.66%(b)

------------------------------
 *  Prior to December 31, 1996, the Money Market Portfolio offered two classes of shares--Retail Shares and Institutional Shares.  The information in the table is for the Portfolio's Retail Shares.
**  For the period May 20, 1991 (commencement of operations) through December
    31, 1991.
*** During the period, certain fees and expenses were voluntarily waived and/or reimbursed. If such voluntary reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Total return is not annualized, as it may not be representative of the total return for the year.
(b) Annualized.
(c) During the year ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.

CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO


                                                  FOR THE PERIOD
                                                  FROM OCTOBER 7,
                                                  1996 THROUGH
                                                  DECEMBER 31, 1996*
Net Asset Value, Beginning of Period..............     $ 1.0000
                                                    --------------
Income from investment operations:
  Net investment income...........................       0.0100
                                                    --------------
  Net income from investment operations...........       0.0100
                                                    --------------
Dividends from net investment income..............      (0.0100)
                                                    --------------
Net change in net asset value.....................       0.0000
                                                    --------------
Net Asset Value, End of Period....................     $ 1.0000
                                                    ==============
Total Return......................................         0.66%(a)
Ratios/Supplemental Data:
  Net assets, end of period (000's)...............     $ 80,409
  Ratio of expenses to average net assets.........         0.74%(b)
  Ratio of net investment income to average net
    assets........................................         2.80%(b)
  Ratio of expenses to average net assets**.......         1.20%(b)(c)
  Ratio of net investment income to average net
    assets**......................................         2.34%(b)

------------------------------
 * Period from commencement of operations.
** During the period, certain fees and expenses were voluntarily waived and/or reimbursed. If such voluntary reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) During the period ended December 31, 1996, the Portfolio received credits from its custodian for interest earned on uninvested cash balances which were used to offset custodian fees. If such credits had not occurred, the expense ratio would have been as indicated. The ratio of net investment income was not affected.



YIELD INFORMATION


     From time to time, each Portfolio will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of a Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. A Portfolio's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect.

     With respect to the Tax Free Money Market Portfolio, tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated yield or effective yield calculated as described above.

     Yield information is useful in reviewing a Portfolio's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


     Comparative performance information may be used from time to time in advertising or marketing each Portfolio's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor-TM-, IBC's Money Fund Report-TM-, Morningstar, Inc., other industry publications and national financial publications, including MONEY, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or local or regional publications.


DESCRIPTION OF THE PORTFOLIOS

INVESTMENT OBJECTIVE


     Each Portfolio seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity and, in the case of the Tax Free Money Market Portfolio, exempt from Federal income tax. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Portfolio's outstanding voting shares. There can be no assurance that each Portfolio's investment objective will be achieved. Securities in which each Portfolio invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.


MANAGEMENT POLICIES

     Each Portfolio seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing each Portfolio's securities pursuant to Rule 2a-7 under the 1940 Act, which includes various maturity, quality and diversification requirements, certain of which are summarized below.

     In accordance with Rule 2a-7, each Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Directors to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Directors. The Board of Directors has delegated to the Adviser the day-to-day operations of each Portfolio; however, the Board of Directors retains ultimate responsibility for compliance with Rule 2a-7 under the 1940 Act. The NRSROs currently rating instruments of the type each Portfolio may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that each Portfolio will be able to maintain a stable net asset value of $1.00 per share.

    - The MONEY MARKET PORTFOLIO invests in U.S. dollar denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other high quality short-term corporate obligations, such as floating or variable rate U.S. dollar denominated demand notes and bonds. The Money Market Portfolio invests in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. See "Appendix -- Portfolio Securities." The Money Market Portfolio also may lend securities from its portfolio and enter into reverse repurchase agreements. See "Appendix -- Investment Practices." During normal market conditions, at least 25% of the Money Market Portfolio's total assets will be invested in domestic and/or foreign bank obligations. See "Investment Considerations and Risk Factors" below.

    - The TAX FREE MONEY MARKET PORTFOLIO invests at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. See "Appendix -- Portfolio Securities."


     From time to time, the Tax Free Money Market Portfolio may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Tax Free Money Market Portfolio will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.


     From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Tax Free Money Market Portfolio's net assets) or for temporary defensive purposes, the Tax Free Money Market Portfolio may invest in taxable money market instruments of the type in which the Money Market Portfolio may invest. Dividends paid by the Tax Free Money Market Portfolio that are attributable to income earned by it from these securities will be taxable to investors. See "Dividends, Distributions and Taxes." If the Tax Free Money Market Portfolio purchases taxable money market instruments the Fund will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, the Fund anticipates that not more than 5% of the value of the Tax Free Money Market Portfolio's total assets will be invested in any one category of these securities. See "Appendix -- Portfolio Securities."

INVESTMENT CONSIDERATIONS AND RISK FACTORS


     GENERAL. Each Portfolio will attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Portfolios since usually neither Portfolio will pay brokerage commissions on purchases of short-term debt obligations. The value of the securities held by each Portfolio will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss will be realized.

     BANK SECURITIES. (Money Market Portfolio only) To the extent the Money Market Portfolio's investments are concentrated in the banking industry, it will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Money Market Portfolio's shares will be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Money Market Portfolio, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.


     FOREIGN SECURITIES. (Money Market Portfolio only) Since the Money Market Portfolio may invest in securities issued by foreign governments and any of their political subdivisions, agencies or instrumentalities, and by foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, it may be subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits, or the adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on these securities to investors located outside the country of the issuer.


     INVESTING IN MUNICIPAL OBLIGATIONS. (Tax Free Money Market Portfolio only) The Tax Free Money Market Portfolio may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, the Tax Free Money Market Portfolio may be subject to greater risk as compared to a fund that does not follow this practice.

     Certain municipal lease/purchase obligations in which the Tax Free Money Market Portfolio may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Portfolio and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Tax Free Money Market Portfolio. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Tax Free Money Market Portfolio so as to adversely affect Portfolio shareholders, the Portfolio would reevaluate its investment objective and policies and submit possible changes in the Portfolio's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Tax Free Money Market Portfolio would treat such security as a permissible taxable investment within the applicable limits set forth herein.

     SIMULTANEOUS INVESTMENTS. Investment decisions for each Portfolio are made independently from those of the Fund's other portfolios and other investment companies or accounts managed by the Adviser. However, if such other entities desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by the Portfolio.


MANAGEMENT OF THE PORTFOLIOS

BOARD OF DIRECTORS


     The business affairs of the Fund are managed under the general supervision of its Board of Directors. The Portfolios' Statement of Additional Information contains the name and general business experience of each Director.


INVESTMENT ADVISER

     Mitchell Hutchins Asset Management Inc., located at 1285 Avenue of the Americas, New York, New York 10019, serves as each Portfolio's investment adviser. The Adviser is a wholly-owned subsidiary of PaineWebber organized in May 1977. The Adviser is registered as a broker-dealer under the Securities Exchange Act of 1934 and as an investment adviser under the Investment Advisers Act of 1940. As of December 31, 1996, the Adviser served as adviser or sub-adviser to 30 investment companies with 64 investment portfolios having aggregate assets in excess of $ 43.9 billion.

     The Adviser supervises and assists in the overall management of each Portfolio's affairs under an Investment Advisory Agreement between the Adviser and the Fund, subject to the authority of the Fund's Board of Directors in accordance with Maryland law.

     For the fiscal year ended December 31, 1996, the Money Market Portfolio paid the Adviser a monthly advisory fee at the annual rate of .10 of 1% of the value of the Money Market Portfolio's average daily net assets. Under the terms of the Investment Advisory Agreement, the Tax Free Money Market Portfolio also agreed to pay the Adviser a monthly fee at the annual rate of .10 of 1% of the value of the Portfolio's average daily net assets. For the period October 7, 1996 (commencement of operations) through December 31, 1996, the Tax Free Money Market Portfolio paid the Adviser a monthly advisory fee at the effective annual rate of .05 of 1% of the value of the Tax Free Money Market Portfolio's average daily net assets, pursuant to an undertaking by the Adviser.

     In addition, under the terms of a Special Management Services Agreement among the Fund, the Adviser and BISYS, each Portfolio has agreed to pay the Adviser and BISYS each a monthly fee at the annual rate of .05 of 1% of the value of the Portfolio's average daily net assets for certain services, other than those provided pursuant to the Portfolios' Distribution Plan. These services include developing and monitoring customized investor programs including individual retirement accounts and other ERISA options, automatic deposit and withdrawal programs and other programs requested by Securities Firms (as defined below). For the fiscal year ended December 31, 1996, neither Portfolio paid the Adviser or BISYS a fee pursuant to the Special Management Services Agreement.

ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-8001, serves as each Portfolio's administrator and distributor. BISYS currently provides administrative or sub-administrative services to, and distributes the shares of, other investment companies with over $120 billion in assets. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

     Under its Administration Agreement with the Fund, BISYS generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the authority of the Fund's Board of Directors in accordance with Maryland law. In connection therewith, BISYS provides the Fund with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Fund's Custodian.

     For the fiscal year ended December 31, 1996, the Money Market Portfolio paid the Administrator a monthly administration fee at the annual rate of .10 of 1% of the value of the Money Market Portfolio's average daily net assets. Under the terms of the Administration Agreement, the Tax Free Money Market Portfolio also agreed to pay BISYS a monthly fee at the annual rate of .10 of 1% of the value of the Portfolio's average daily net assets. For the period October 7, 1996 (commencement of operations) through December 31, 1996, no administration fee was paid by the Tax Free Money Market Portfolio, pursuant to an undertaking by BISYS.

     As described above, under the terms of the Special Management Services Agreement, each Portfolio also has agreed to pay BISYS a monthly fee at the annual rate of .05 of 1% of the value of the Portfolio's average daily net assets.



     As distributor, BISYS makes a continuous offering of each Portfolio's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of the Portfolios (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by BISYS in connection with the offering of the Portfolios' shares for sale to the public.

DISTRIBUTION PLAN

     Under a distribution plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"), each Portfolio is authorized to pay Correspondent Services Corporation [CSC] and correspondent firms a monthly fee at the annual rate of up to .60 of 1% of the Portfolio's average daily net assets represented by shares held in accounts serviced by Correspondent Services Corporation [CSC] and such firms. Such fees are paid pursuant to an agreement between the Fund and Correspondent Services Corporation [CSC]. Such fees will be paid in respect of certain services provided by such firms, including answering client inquiries regarding a Portfolio; assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Portfolio shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by such firm; arranging for bank wires; and such other services as the clients may request.

CUSTODIAN AND TRANSFER AGENT

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian (the "Custodian"). BISYS Fund Services Ohio, Inc., an affiliate of BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-8001, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").

EXPENSES

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a Portfolio are charged against the assets of the Portfolio; other expenses of the Fund are allocated among the Fund's portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each portfolio.

                               HOW TO BUY SHARES

GENERAL


     Shares may be purchased only by clients of certain securities dealers that have entered into securities clearing arrangements with Correspondent Services Corporation [CSC] (the "Securities Firms"). Such clients may include qualified retirement plans, including pension and profit-sharing plans, whether established by corporations, partnerships or self-employed individuals, and individual retirement accounts ("Retirement Plans"). It is not recommended that the Tax Free Money Market Portfolio be used as a vehicle for Keogh Plans, IRAs or other qualified retirement plans, because such plans are otherwise entitled to tax deferred benefits. Certificates representing shares of a Portfolio will not be issued. The Fund reserves the right to reject any purchase order.

          The minimum initial investment for Retirement Plans is $25. The Fund requires no minimum initial or subsequent investment amounts for other investors. Certain Securities Firms may impose minimum investment amounts for purchases of Portfolio shares by their clients. You should consult your Securities Firm in this regard.





     Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. See "Terms of Purchase" below.


PAYMENTS THROUGH SECURITIES FIRMS


     ALL ORDERS MUST BE MADE THROUGH YOUR SECURITIES FIRM. The Securities Firm will transmit your payment to the Fund and will supply the Fund with the required information. It is your Securities Firm's responsibility to transmit your order properly on a timely basis.



WIRE ORDERS


          If you have opened a Portfolio account, you may make subsequent purchases by wire. Information on remitting funds in this manner may be obtained from your Securities Firm. You should consult your Securities Firm, for information on any fees that may be charged directly for wires.


TERMS OF PURCHASE

     If your purchase order is received by the Transfer Agent by 12:00 noon, Eastern time, on a business day (which, as used herein, shall include each day that the New York Stock Exchange and the Fund's Custodian are open for business), and Federal Funds are received by the Transfer Agent by 4:00 p.m., Eastern time, on that day, shares will be purchased as of 12:00 noon, Eastern time, on such business day. If your purchase order is received after 12:00 noon, Eastern time, on a given day, or Federal Funds are received after 4:00 p.m., Eastern time, on such day, shares will be purchased as of 12:00 noon, Eastern time, on the next business day.


     Each Portfolio's net asset value per share is determined as of 12:00 noon, Eastern time, on each business day. Net asset value per share is computed by dividing the value of the Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of its shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.


     Federal regulations require that you provide a certified Taxpayer Identification Number upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement.


                              HOW TO REDEEM SHARES

GENERAL

          You may request redemption of your shares at any time through your Securities Firm. Retirement Plan should consult their tax advisers regarding possible adverse tax consequences in connection with the redemption of shares. Redemption requests may be made as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.


     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.


     The Fund understands that, if you cease to be a client of a Securities Firm, or if your Securities Firm's clearing arrangement with Correspondent Services Corporation [CSC] is discontinued, the Securities Firm will cancel your Fund account and request the Transfer Agent to remit the proceeds of your redeemed shares, together with all accrued and unpaid dividends to which you are entitled. You should consult your Securities Firm in this regard.

     The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less, for reasons other than market conditions, and remains so during the notice period. Certain Securities Firms may impose, with respect to their clients' investments in a Portfolio, a minimum account balance which is higher than that specified above.

PROCEDURES


     REDEMPTION BY CHECK. If you desire to use check redemption, you should consult your Securities Firm to determine its availability. At your Securities Firm's request, the Transfer Agent will provide you with redemption checks if you have a $1,000 minimum account. These checks may be made payable to the order of any person in an amount not less than $100. The payee of the check may cash or deposit the check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. You continue earning daily dividends until the check is cleared. There currently is no charge for the use of checks; however, the Transfer Agent may impose a charge for stopping payment of a check upon your request, or if the check cannot be honored due to insufficient funds or other valid reason. The Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time upon notice to shareholders.


     Retirement Plans should contact their Securities Firms for information on check redemption services.

     REPURCHASE THROUGH SECURITIES FIRMS. The Fund will repurchase shares through Securities Firms. The Fund ordinarily will accept orders to repurchase shares by wire or telephone from Securities Firms for their customers at the net asset value next computed after receipt of the order from the Securities Firm, provided that such request for repurchase is received from the Securities Firm prior to 12:00 noon, Eastern time, on any business day. It is your Securities Firm's responsibility to transmit your repurchase order properly on a timely basis.

     These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund; however, Securities Firms may impose a charge on the shareholder for transmitting the notice of repurchase to the Fund. The Fund reserves the right to reject any order for repurchases through a Securities Firm, but it may not reject other properly submitted requests for redemption as described herein. The Fund promptly will notify the Securities Firm of any rejection of a repurchase. For shareholders repurchasing through their Securities Firm, payments will be made by the Transfer Agent to the Securities Firm.


     AUTOMATIC WITHDRAWAL PLAN. If you desire to participate in the Automatic Withdrawal Plan, you should consult your Securities Firm to determine its availability and any conditions which may be imposed on its use. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly, quarterly, semi-annual or annual basis if you have a $1,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. Redemption proceeds will be on deposit in your designated account at an Automated Clearing House member bank ordinarily within two days following redemption. To participate in the Automatic Withdrawal Plan, you must supply your Securities Firm with the necessary information. Your participation in the Automatic Withdrawal Plan may be ended at any time by you, your Securities Firm, the Fund or the Transfer Agent.


     Retirement Plan participants who are eligible for distributions from their Retirement Plan may participate in the Automatic Withdrawal Plan. The Automatic Withdrawal Plan, however, is not available to Retirement Plan participants who have elected to have income taxes withheld from their Retirement Plan distributions. Retirement Plan participants should consult the administrator, trustee or custodian of their Retirement Plan concerning eligibility to participate in the Automatic Withdrawal Plan and the timing and consequences of distributions from a Retirement Plan. Retirement Plans should contact their Securities Firms for further information on the Automatic Withdrawal Plan.

     AUTOMATIC REDEMPTION. Correspondent Services Corporation [CSC] carries securities accounts and performs clearing services for the Securities Firms and has instituted an automatic redemption procedure applicable to Portfolio shareholders. This procedure may be used to satisfy amounts due from you as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify your Securities Firm to the contrary, your securities account will be scanned each business day prior to 12:00 noon, Eastern time, and after application of any cash balances in the account, a sufficient number of Portfolio shares may be redeemed at the 12:00 noon, Eastern time, pricing that day to satisfy any amounts for which you are obligated to make payment to your Securities Firm. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and your Securities Firm will receive the redemption proceeds on the day following the redemption date.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Portfolio declares dividends from net investment income on each day the Portfolio is open for business. Dividends usually are paid on or about the fifteenth day of each month, and are automatically reinvested in additional shares at net asset value or, at your option, paid in cash. Each Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing dividends on the day the purchase order is received in proper form by the Transfer Agent, if received by 12:00 noon, Eastern time, on such day, and continue to earn dividends through the day before a redemption order for such shares is processed by the Transfer Agent. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.

     Distributions from net realized securities gains, if any, are declared and paid once a year, but a Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends and distributions ordinarily are reinvested in additional shares of the Portfolio from which they were paid at net asset value. You may elect to receive dividends and distributions in cash by contacting your Securities Firm. Dividends and distributions paid in cash to Retirement Plans which are distributed to such Plans' participants, however, may be subject to additional tax. Retirement Plans should consult their tax advisers concerning possible tax consequences of contributions to or distributions from Retirement Plans. All expenses are accrued daily and deducted before declaration of dividends to investors.


     If you elect to receive distributions in cash and your distribution checks
(1) are returned to the Fund marked "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in Portfolio shares at the net asset value determined as of the date of payment of the distribution. In addition, any such undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in shares of the Portfolio from which they were paid at the net asset value determined as of the date of cancellation.

     Dividends paid by the Money Market Portfolio derived from interest and dividends paid by the Tax Free Money Market Portfolio derived from taxable investments, together with distributions from any net realized short-term securities gains, generally are taxable to investors as ordinary income, whether received in cash or reinvested in additional Portfolio shares. Distributions from net realized long-term securities gains, if any, generally are taxable as long-term capital gains regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Portfolio shares. Dividends and distributions may be subject to certain state and local taxes. No dividend will qualify for the dividends-received deduction allowable to certain corporations.


     Except for dividends from taxable investments, the Fund anticipates that substantially all dividends paid by the Tax Free Money Market Portfolio will not be subject to Federal income tax. Although all or a substantial portion of the dividends paid by the Tax Free Money Market Portfolio may be excluded by shareholders of the Portfolio from their gross income for Federal income tax purposes, the Portfolio may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which the Social Security benefits of a beneficial holder of the Portfolio's shares are taxable. If the Tax Free Money Market Portfolio purchases such securities, the portion of its dividends related thereto will not necessarily be tax exempt to a beneficial holder of the Portfolio's shares who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause such investor to be subject to such taxes.


     Taxable dividends derived from net investment income and distributions from net realized short-term securities gains paid by a Portfolio to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Portfolio to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

     Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains of a Portfolio paid to a shareholder if such shareholder fails to certify either that the Taxpayer Identification Number furnished in connection with opening an account is correct, or that such shareholder has not received notice from the Internal Revenue Service of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the Internal Revenue Service may notify the Fund to institute backup withholding if the Internal Revenue Service determines a shareholder's Taxpayer Identification Number is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

     A Taxpayer Identification Number is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

     Notice as to the tax status of your dividends and distributions is mailed to you annually from your Securities Firm. You also will be sent periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. For the Tax Free Money Market Portfolio, these statements will set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of the investor's investment in the Tax Free Money Market Portfolio. If the Tax Free Money Market Portfolio pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividend as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.


     The Adviser believes that each Portfolio has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each Portfolio intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Qualification relieves the Portfolio of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Code subjects regulated investment companies, such as the Portfolios, to a non-deductible 4% excise tax to the extent that such investment companies do not distribute a very substantial portion of their taxable investment income and capital gains, generally determined on a calendar year basis.


     You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.


GENERAL INFORMATION

     The Fund was incorporated under Maryland law on March 6, 1990, and commenced operations on August 28, 1990. The Fund is authorized to issue 12 billion 500 million shares of Common Stock (with 2 billion 500 million allocated to the Money Market Portfolio and 1 billion allocated to the Tax Free Money Market Portfolio), par value $.001 per share. Each share has one vote.


     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office or for any other purpose. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.


     The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters Fund shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Money Market Portfolio and Tax Free Money Market Portfolio are being offered. From time to time, other portfolios may be established and sold pursuant to other offering documents.

     To date, 14 portfolios of shares have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Fund for shares of one of the portfolios and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one portfolio are treated separately from those of the other portfolios.

     The Transfer Agent maintains a record of your ownership. Your Securities Firm, will send you confirmations and statements of account.


     Shareholder inquiries may be made by writing to The Infinity Mutual Funds, Inc., CCR Funds, P.O. Box 163879, Columbus, Ohio 43272-5099.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX


PORTFOLIO SECURITIES

     To the extent set forth above and except as noted below, each Portfolio may invest in the following securities:

     U.S. GOVERNMENT OBLIGATIONS. Each Portfolio may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Such securities include U.S. Treasury securities, such as bills, notes, bonds and certificates of indebtedness, which differ in their interest rates, maturities and times of issuance, and issues of U.S. Government agencies and instrumentalities established under the authority of an act of Congress. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Portfolio will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.


     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. The Money Market Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Board of Directors to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries. See "Description of the Portfolios -- Investment Considerations and Risk Factors."

     CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES. The Money Market Portfolio will, and, to a limited extent, the Tax Free Money Market Portfolio may, invest in certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks. See "Description of the Portfolios -- Investment Considerations and Risk Factors." Certificates of deposit are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable rates of interest.


     REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. Repurchase agreements involve the acquisition by the Portfolio of an underlying debt instrument, subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Portfolio may be delayed or limited.

     COMMERCIAL PAPER AND CORPORATE OBLIGATIONS. The Money Market Portfolio and, to a limited extent, the Tax Free Money Market Portfolio may, invest in commercial paper and other corporate obligations. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which each Portfolio may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations.


     MUNICIPAL OBLIGATIONS. The Tax Free Money Market Portfolio will invest in Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


     TENDER OPTION BONDS. The Tax Free Money Market Portfolio may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. The Tax Free Money Market Portfolio will not invest more than 10% of the value of its net assets in securities that are illiquid, which would include tender option bonds as to which it cannot exercise the tender feature on not more than seven days' notice if there is no secondary market available for these obligations.

     STAND-BY COMMITMENTS. The Tax Free Money Market Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Tax Free Money Market Portfolio obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The Tax Free Money Market Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Tax Free Money Market Portfolio may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors.


     FLOATING AND VARIABLE RATE OBLIGATIONS. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. These obligations include highly rated certificates of participation in trusts secured by accounts receivable, including trade receivables, and other assets. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Portfolio may invest in them only if the Adviser, acting upon delegated authority from, and subject to ratification by, the Fund's Board of Directors, determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Adviser, on behalf of the Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolio will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Adviser determines, acting upon delegated authority from, and procedures established by, the Fund's Board of Directors, that there is no secondary market available for these obligations, and in other securities that are illiquid.

     NOTES. The Money Market Portfolio may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, provided such investments are consistent with its investment objective. The Money Market Portfolio will invest no more than 10% of its net assets in such Notes and in other securities that are illiquid.

     ASSET-BACKED SECURITIES. The Money Market Portfolio may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.


     PARTICIPATION INTERESTS. The Money Market Portfolio may invest in short-term corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Money Market Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Money Market Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." The Money Market Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant. The Money Market Portfolio will not act as an Agent Bank, guarantor, sole negotiator or sole structuror with respect to securities that are the subject of a participation interest.

     The Tax Free Money Market Portfolio may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/ purchase agreements).


     A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable or unconditional letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of an unrated participation interest, the Adviser, acting upon delegated authority from the Fund's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. Participation interests with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Adviser, acting as described above and subject to ratification by the Fund's Board of Directors, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such participation interest is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest is reduced subsequent to its purchase by the Portfolio, the Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Portfolio should continue to hold the participation interest. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, although subject to unconditional demand for payment, the Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Not more than 10% of the value of a Portfolio's net assets will be invested in participation interests that do not have this demand feature, and in other securities that are illiquid.

INVESTMENT PRACTICES


     PORTFOLIO LENDING. From time to time, the Money Market Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the Money Market Portfolio's total assets. In connection with such loans, the Money Market Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit issued by third party financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Money Market Portfolio can increase its income through the investment of such collateral. The Money Market Portfolio continues to be entitled to the interest or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Money Market Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Money Market Portfolio.

     REVERSE REPURCHASE AGREEMENTS. The Money Market Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Money Market Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Money Market Portfolio retains the right to receive interest and principal payments on the security. The Money Market Portfolio will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Money Market Portfolio repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, the Money Market Portfolio may be exposed to greater potential fluctuations in the value of its assets. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Fund's Directors have considered the risks to the Money Market Portfolio and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with the Money Market Portfolio's investment objective and management policies.


     WHEN-ISSUED SECURITIES. Each Portfolio may purchase money market securities on a when-issued or forward commitment basis, which means that delivery and payment for such securities ordinarily take place after the date of the commitment to purchase. The payment obligation and the interest rate receivable on the securities are fixed when the Portfolio enters into the commitment. A Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. A Portfolio will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date. No additional forward commitments will be made if more than 20% of the Portfolio's net assets would be so committed.


     ILLIQUID SECURITIES. Neither Portfolio will invest more than 10% of the value of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other instruments, certain restricted securities. As to these securities, the Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.


     BORROWING MONEY. As a fundamental policy, each Portfolio may borrow money from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (borrowings repaid within 60 days and not renewed or extended are presumed to be for temporary purposes). While such borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. In addition, the Money Market Portfolio may borrow money in connection with the entry into reverse repurchase agreements (at no time may total borrowings exceed 33 1/3% of the value of the Money Market Portfolio's total assets).


                               CORRESPONDENT CASH
                                    RESERVES


---------------------------------------------
THE INFINITY MUTUAL FUNDS, INC.
3435 Stelzer Road
Columbus, Ohio 43219-8020
---------------------------------------------
INVESTMENT ADVISER
MITCHELL HUTCHINS ASSET MANAGEMENT INC.
1285 Avenue of the Americas
New York, New York 10019
---------------------------------------------
ADMINISTRATOR AND DISTRIBUTOR
BISYS FUND SERVICES LIMITED PARTNERSHIP
3435 Stelzer Road
Columbus, Ohio 43219-8001
---------------------------------------------
CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street
New York, New York 10286


[LOGO]BIS-0039

                               CORRESPONDENT CASH
                                    RESERVES
                                   [L O G O]


                                   PROSPECTUS
                                   April 30, 1997

                         THE INFINITY MUTUAL FUNDS, INC.
               CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO
           CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                 APRIL 30, 1997


                  This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Correspondent Cash Reserves Money Market Portfolio (the "Money Market Portfolio") and Correspondent Cash Reserves Tax Free Money Market Portfolio (the "Tax Free Money Market Portfolio"), dated April 30, 1997, of The Infinity Mutual Funds, Inc. (the "Fund"), as it may be revised from time to time. To obtain a copy of the Portfolios' Prospectus, please write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219- 8020. This Statement of Additional Information relates only to the Portfolios and not to any of the Fund's other portfolios.


                  Mitchell Hutchins Asset Management Inc. (the
"Adviser")  serves as each Portfolio's investment adviser.



                  BISYS Fund Services Limited Partnership ("BISYS") serves as each Portfolio's administrator and distributor.



                                TABLE OF CONTENTS
                                                                     PAGE


Investment Objective and Management Policies...........................  B-2
Management of the Fund.................................................  B-15
Management Arrangements................................................  B-18
Purchase and Redemption of Shares......................................  B-23
Determination of Net Asset Value.......................................  B-23
Yield Information......................................................  B-24
Portfolio Transactions.................................................  B-25
Information About the Portfolios.......................................  B-26
Custodian, Transfer and Dividend Disbursing
  Agent, Counsel and Independent Auditors.............................   B-27
Appendix...............................................................  B-28
Financial Statements...................................................  B-35

                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "DESCRIPTION OF THE PORTFOLIOS."


PORTFOLIO SECURITIES


                BANK OBLIGATIONS. (Money Market Portfolio and, to a limited extent, Tax Free Money Market Portfolio) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Portfolio are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Portfolio, depending upon the principal amount of the CDs of each bank held by the Portfolio) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.


                Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. The Portfolio's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), to the limitations on investing in the securities of other investment companies.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis pursuant to procedures established by the Board of Directors.


          The Money Market Portfolio may invest in short-term corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Money Market Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants." The Money Market Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Portfolio and the Borrower. In such cases, the Money Market Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Money Market Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Money Market Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Money Market Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Money Market Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant. In addition, insurance companies are affected by economic and financial conditions and are subject to extensive government regulation, including rate regulation. The property and casualty industry is cyclical, being subject to dramatic swings in profitability which can be affected by natural catastrophes and other disasters. Individual companies may be exposed to material risks, including reserve inadequacy, latent health exposure and inability to collect from their reinsurance carriers.



          Under normal circumstances, and as a matter of fundamental policy, the Money Market Portfolio will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Adviser determines that the Money Market Portfolio should be in a temporary defensive position, the Portfolio may invest less than 25% of its total assets in the banking industry; during such times the Money Market Portfolio's assets will be invested in accordance with its other investment policies. The Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Money Market Portfolio.




          REPURCHASE AGREEMENTS. (Both Portfolios) Each Portfolio may enter into repurchase agreements. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Portfolio under a repurchase agreement. In connection with its third-party repurchase transactions, a Portfolio will employ only eligible sub-custodians which meet the requirements set forth in Section 17(f) of the 1940 Act and the rules thereunder. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Portfolio. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Portfolio will enter into repurchase agreements only with domestic banks (including foreign branches and subsidiaries of domestic banks) with total assets in excess of $1 billion or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities in which the Portfolio may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.



          REVERSE REPURCHASE AGREEMENTS. (Money Market Portfolio only) The Money Market Portfolio may enter into reverse repurchase agreements. The Portfolio will maintain in a segregated custodial account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase agreement transactions as collateralized borrowings, and, pursuant to the 1940 Act, the Portfolio must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.




          MUNICIPAL OBLIGATIONS. (Tax Free Money Market Portfolio only) The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.



          Floating and variable rate demand obligations are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

          For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non- governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

          The yields of Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the Portfolio's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.


          Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Tax Free Money Market Portfolio will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization) or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with the Portfolio providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by the Portfolio. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the Tax Free Money Market Portfolio's net assets will be invested in lease obligations that are illiquid and in other illiquid securities.



          RATINGS OF MUNICIPAL OBLIGATIONS. (Tax Free Money Market Portfolio only) If, subsequent to its purchase by the Tax Free Money Market Portfolio, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund's Board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Portfolio to take such action as it determines is in the best interest of the Portfolio and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Adviser becoming aware of the new rating and the Board of Directors is subsequently notified of the Adviser's actions.


          To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, L.P. ("Fitch") for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its stated investment policies contained in the Portfolio's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.


          The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended December 31, 1996 computed on a monthly basis, for the Tax Free Money Market Portfolio was as follows:

                                                   Percentage
MOODY'S           FITCH          S&P                OF VALUE

VMIG1/MIG1,       F-1+/F-1       SP-1+/SP-1,          95.52%
   P-1                              A1+/A1
Aaa/Aa            AAA/AA         AAA/AA                4.48%
                                                     -------
                                                     100.00%



          ILLIQUID SECURITIES. (Both Portfolios) Neither Portfolio will invest more than 10% of the value of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, restricted securities other than those the Adviser has determined to be liquid pursuant to guidelines established by the Fund's Board and repurchase agreements maturing in more than seven days. Commercial paper issues in which the Money Market Portfolio may invest include securities issued by major corporations without registration under the Securities Act of 1933, as amended ("1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper and medium term notes issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper ordinarily is resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.


          In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, generally is eligible to be sold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices. It is anticipated that the market for certain restricted securities will expand further as a result of Rule 144A and the development of automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          The Board of Directors has the ultimate responsibility for determining whether specific securities are liquid or illiquid, other than those the Securities and Exchange Commission deems to be illiquid. The Board of Directors has delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Adviser will monitor the liquidity of restricted securities held by the Portfolio and report periodically on such decisions to the Board of Directors.

MANAGEMENT POLICIES


          LENDING PORTFOLIO SECURITIES. (Money Market Portfolio only) To a limited extent, the Money Market may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Portfolio can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Portfolio to be the equivalent of cash. Such loans may not exceed 33-1/3% of the Money Market Portfolio's total assets. From time to time, the Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," in an amount determined by the Board of Directors to be reasonable and based solely on services rendered.


          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Portfolio must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Portfolio may pay only reasonable custodian fees in connection with the loan.

          FORWARD COMMITMENTS. (Both Portfolios) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

INVESTMENT RESTRICTIONS


          CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO only. The Money Market Portfolio has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. The Portfolio may not:


                1. Purchase common stocks, preferred stocks, warrants or other equity securities.

                2. Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while such borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments) and (ii) in connection with the entry into reverse repurchase agreements. At no time may total borrowings exceed 33-1/3% of the value of the Portfolio's total assets.

                3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements.

                4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), other than in connection with the entry into certain reverse repurchase agreements.

                5. Sell securities short or purchase securities on margin.

                6. Write or purchase put or call options or combinations thereof.

                7.  Act as underwriter of securities of other issuers.
 The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

                8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

                9. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Portfolio's Prospectus, and except that the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

                10. Invest in companies for the purpose of exercising control.

                11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                12. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to any such limitation (subject to provisions of Rule 2a-7), provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Portfolio. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Portfolio will not invest more than 5% of its assets in the obligations of any one bank.

                                      * * *


          CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO ONLY. The Tax Free Money Market Portfolio has adopted the following investment restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. The Portfolio may not:


                1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Portfolio's Prospectus.

                2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments).

                3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

                4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

                5. Sell securities short or purchase securities on margin.

                6. Write or purchase put or call options or combinations thereof.

                7. The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

                8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein.

                9. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements referred to above and in the Portfolio's Prospectus.

                10. Invest in companies for the purpose of exercising control.

                11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                12. Underwrite the securities of other issuers, except that the Portfolio may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

                13. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of tax exempt securities issued by state or municipal governments or their political subdivisions and, for temporary defensive purposes, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                For purposes of Investment Restriction No. 13, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                      * * *

                If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

                The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Portfolio shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a Portfolio and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Portfolio shares in the state involved.

                             MANAGEMENT OF THE FUND

                Directors and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

DIRECTORS OF THE FUND


*WILLIAM B. BLUNDIN, PRESIDENT AND CHAIRMAN OF THE BOARD OF
                DIRECTORS.  An employee of BISYS Fund Services, Inc.,
                BISYS' general partner.  Mr. Blundin also is an officer
                 of other investment companies administered by BISYS or its affiliates. He is 59 years old and his address is 125 West 55th Street, New York, New York 10019.



NORMA A. COLDWELL, DIRECTOR.  International Economist and
                Consultant; Executive Vice President of Coldwell
                Financial Consultants; Trustee and Treasurer of
                Meridian House International (International Education and Cultural Group); Member of the Board of Advisors of
                 Meridian International Center and Emerging Capital Markets,
                S.A. (Montevideo, Uruguay); formerly Chief International Economist of Riggs National Bank, Washington, D.C. She is 71 years old and her address is 3330 Southwestern Boulevard, Dallas, Texas 75225.



RICHARD H. FRANCIS, DIRECTOR.  Former Executive Vice President
                and Chief Financial Officer of Pan American World Airways, Inc. (currently, debtor-in-possession under the U.S. Bankruptcy Code), March 1988 to October 1991; Senior Vice President and Chief Financial Officer of American Standard Inc., 1960 to March 1988.
                Mr. Francis is a director of Allendale Mutual Insurance and The Indonesia Fund, Inc. He is 64 years old and his address is 40 Grosvenor Road, Short Hills,
                New Jersey 07078.



WILLIAM W. McINNES, DIRECTOR.  Private investor.  From July 1978 to February 1993, he was Vice President--Finance and
                Treasurer of Hospital Corp. of America. He is also a director of Gulf South Medical Supply and Diversified Trust Co. He is 48 years old and his address is 116 30th Avenue South, Nashville, Tennessee 37212.



ROBERT A. ROBINSON, DIRECTOR.  Private investor.  Since 1991,
                President Emeritus, and from 1968 to 1991, President of
                 The Church Pension Group, NYC.  From 1956 to 1966,
                Senior Vice President of Colonial Bank & Trust Co.  He
                 is also a director of Mariner Institutional Funds,
                Inc., Mariner Tax-Free Institutional Funds, Inc., UST
                Master Funds, UST Master Tax Exempt Funds, H.B. and F.H. Bugher Foundation, Morehouse-Barlow Co. Publishers, The Canterbury Cathedral Trust in America, The Living Church Foundation and Hoosac School. He is 71 years old and his address is 2 Hathaway Common, New Canaan, Connecticut 06840.


OFFICERS OF THE FUND


JEFFREY C. CUSICK, VICE PRESIDENT AND ASSISTANT SECRETARY.  An
                employee of BISYS Fund Services, Inc. since July 1995, and an officer of other investment companies administered by BISYS or its affiliates. From September 1993 to July 1995, he was Assistant Vice President and, from 1989 to September 1993, he was Manager--Client Services, of Federated Administrative Services. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.



WILLIAM TOMKO, VICE PRESIDENT.  An employee of BISYS Fund
                Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. He is 38 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.



MARTIN R. DEAN, TREASURER.  An employee of BISYS Fund Services,
                Inc. since May 1994, and an officer of other investment
                 companies administered by BISYS or its affiliates. Prior
                thereto, he was a Senior Manager of KPMG Peat Marwick LLP. He is 33 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.



GEORGE O. MARTINEZ, SECRETARY.  Senior Vice President and
                Director of Legal and Compliance Services with BISYS
                Fund Services, Inc. since April 1995, and an officer of
                 other investment companies administered by BISYS or
                its  affiliates.  Prior thereto, he was Vice President
                and Associate General Counsel with Alliance Capital Management, L.P. He is 37 years old and his address is
                 3435 Stelzer Road, Columbus, Ohio 43219.



ROBERT L. TUCH, ASSISTANT SECRETARY.  An employee of BISYS Fund
                Services, Inc. since June 1991, and an officer of other
                 investment companies administered by BISYS or its affiliates.
                He is 45 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219.



 ALAINA METZ, ASSISTANT SECRETARY.  An employee of BISYS Fund
                Services, Inc. and an officer of other investment companies administered by BISYS or its affiliates. She is 29 years old and her address is 3435 Stelzer Road,
                Columbus, Ohio 43219.


                For so long as the Fund's plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.


                  Directors and officers of the Fund, as a group, owned less than 1% of each Portfolio's shares outstanding on April 11,
 1997.



                  The Fund does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or BISYS or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Fund for the year ended December 31, 1996 was as follows:




                                                                                           Total Compensation
                                                      Aggregate                               From Fund and
           Name of Board                             Compensation                          Fund Complex Paid
               Member                                 from Fund*                            to Board Member*
--------------------------------------      ------------------------------       --------------------------------------


Norma A. Coldwell                                $18,000                                 $18,000
Richard H. Francis                               $18,000                                 $18,000
William W. McInnis                               $18,000                                 $18,000
Robert A. Robinson                               $18,000                                 $18,000
---------------------




* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $13,000 for all Directors as a group.

                             MANAGEMENT ARRANGEMENTS


                  THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "MANAGEMENT OF THE PORTFOLIOS."



                INVESTMENT ADVISORY AGREEMENT. The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated October 30, 1990, with the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board of Directors or
(ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board, including a majority of the Directors who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on November 14, 1996. Shareholders of the Correspondent Cash Reserves Money Market Portfolio approved the Agreement on December 20, 1991. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940
Act).


                The Adviser is a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which in turn is a wholly-owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company.


                The Adviser provides investment advisory services in accordance with the stated policies of the Portfolios, subject to the approval of the Fund's Board of Directors. The Adviser provides each Portfolio with Investment Officers who are authorized by the Board of Directors to execute purchases and sales of securities. The Money Market Portfolio's Chief Investment Officers are Susan P. Ryan and Dennis L. McCauley. The Tax Free Money Market Portfolio's Chief Investment Officers are Elbridge T. Gerry III, Debbie Vermann and Kevin McIntyre. The Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Portfolio and for other funds advised by the Adviser. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.



                As compensation for its services, the Fund has agreed to pay the Adviser a monthly fee at the annual rate of .10 of 1% of the value of each Portfolio's average daily net assets. For the fiscal years ended December 31, 1994, 1995 and 1996, the advisory fees paid to the Adviser by the Money Market Portfolio amounted to $430,353, $644,228 and $950,074, respectively. For the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, the advisory fee payable to the Adviser by the Tax Free Money Market Portfolio amounted to $19,900, which amount was reduced by $9,950 pursuant to an undertaking by the Adviser, resulting in a net advisory fee paid to the Adviser by the Tax Free Money Market Portfolio of $9,950 for the period ended December 31, 1996.



                In addition, pursuant to the terms of a Special Management Services Agreement among the Fund, the Adviser and BISYS, each Portfolio has agreed to pay the Adviser and BISYS each a monthly fee at the annual rate of .05 of 1% of the value of the Portfolio's average daily net assets. The fee payable to the Adviser by the Money Market Portfolio under the agreement for the fiscal years ended December 31, 1994, 1995 and 1996 amounted to $189,112, $306,186 and $461,556, respectively; however, pursuant to an undertaking, the Adviser waived the fee in its entirety for each such fiscal year. The fee payable to the Adviser by the Tax Free Money Market Portfolio under the agreement for the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, amounted to $9,950, which amount was waived in its entirety pursuant to an undertaking.



                ADMINISTRATION AGREEMENT. BISYS provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated April 25, 1996, with the Fund. As to each Portfolio, the Administration Agreement will continue until December 31, 1997 and thereafter is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the BISYS, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on February 11, 1997. As to each Portfolio, the Administration Agreement is terminable without penalty, at any time if for cause, by the Fund's Board or by vote of the holders of a majority of the Portfolio's outstanding voting securities, or, on not less than 90 days' notice, by BISYS. The Administration Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).



                  As compensation for its services, each Portfolio has agreed to pay BISYS a monthly fee at the annual rate of .10 of 1% of the value of the Portfolio's average daily net assets. For the fiscal years ended December 31, 1994, 1995 and 1996, the Money Market Portfolio paid the Portfolios' predecessor administrator, an affiliate of BISYS, $430,353, $644,228 and $950,074, respectively. For the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, the administration fee payable to the administrator by the Tax Free Money Market Portfolio amounted to $19,900, which amount was waived in its entirety pursuant to an undertaking.



                In addition, pursuant to the terms of the Special Management Services Agreement described above, the fee payable to the Portfolios' predecessor administrator by the Money Market Portfolio under the agreement for the fiscal years ended December 31, 1994, 1995 and 1996 amounted to $189,112, $306,186 and $461,555, respectively; however, pursuant to an undertaking, the Portfolio's predecessor administrator waived the fee in its entirety for each such fiscal year. The fee payable to the Portfolios' predecessor administrator by the Tax Free Money Market Portfolio for the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, amounted to $9,950, which amount was waived in its entirety pursuant to an undertaking.



                DISTRIBUTION AGREEMENT. BISYS acts as the exclusive distributor of each Portfolio's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated February 11, 1997, with the Fund. Shares are sold on a continuous basis by BISYS as agent, although BISYS is not obliged to sell any particular amount of shares. No compensation is payable by a Portfolio to BISYS for its distribution services.



                DISTRIBUTION PLAN. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid to Securities Firms (as defined in the Prospectus) for services provided to Portfolio shareholders could be deemed to be payment of distribution expenses, the Fund's Board of Directors has adopted such a plan (the "Plan"). The Fund's Board of Directors believes that there is a reasonable likelihood that the Plan will benefit each Portfolio and its shareholders. In some states, certain financial institutions effecting transactions in Portfolio shares may be required to register as dealers pursuant to state law.



                A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, as to each Portfolio, the Plan provides that it may not be amended to increase materially the costs which shareholders may bear for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or in the related Plan Agreement between the Fund and Correspondent Services Corporation [CSC], an affiliate of the Adviser, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and the Plan Agreement are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan and Plan Agreement were so approved on November 14, 1996. The Money Market Portfolio's shareholders approved the Plan on December 20, 1991. As to each Portfolio, the Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the Plan Agreement or by vote of the holders of a majority of the Portfolio's shares. As to each Portfolio, the Plan Agreement is terminable without penalty, at any time, by such vote of the Directors, upon not more than 60 days' written notice to Correspondent Services Corporation [CSC] or by vote of the holders of a majority of the Portfolio's shares. The Plan Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).



                For the fiscal year ended December 31, 1996, the amount payable pursuant to the Plan by the Money Market Portfolio amounted to $5,568,964; however, pursuant to an undertaking, the amount was reduced by $229,921, resulting in a net amount paid by the Money Market Portfolio of $5,339,043 pursuant to the Plan. For the period October 7, 1996 (commencement of operations of the Tax Free Money Market Portfolio) through December 31, 1996, the amount payable pursuant to the Plan by the Tax Free Money Market Portfolio amounted to $119,401; however, pursuant to an undertaking, the amount was reduced by $49,750, resulting in a net amount paid by the Tax Free Money Market Portfolio of $69,651 pursuant to the Plan.



                EXPENSES. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by others. The expenses borne by the Fund include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or BISYS or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attribut able to investor services (including, without limitation, tele phone and personnel expenses), costs of calculating the net asset value of each Portfolio's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regula tory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.



                As to each Portfolio, the Adviser and BISYS have agreed that if in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory and administration fees, exceed the expense limitation of any state having jurisdiction over the Portfolio, the Fund may deduct from the payment to be made to BISYS under the Administration Agreement, or the Adviser and/or BISYS will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.



                        PURCHASE AND REDEMPTION OF SHARES


                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PORTFOLIOS' PROSPECTUS ENTITLED "HOW TO BUY SHARES" AND "HOW TO REDEEM SHARES."



                TERMS OF PURCHASE. The Fund reserves the right to reject any purchase order and to change the amount of the minimum investment and subsequent purchases in the Portfolios.


                SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets a Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Portfolio's shareholders.


                        DETERMINATION OF NET ASSET VALUE


                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "HOW TO BUY SHARES."


                AMORTIZED COST PRICING. The valuation of each Portfolio's investment securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.


                The Board of Directors has established, as a particular responsibility within the overall duty of care owed to each Portfolio's investors, procedures reasonably designed to stabilize the Portfolio's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors.


                The extent of any deviation between a Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board. If such deviation exceeds 1/2 of 1%, the Board promptly will consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

                NEW YORK STOCK EXCHANGE AND CUSTODIAN CLOSINGS. The holidays (as observed) on which the New York Stock Exchange and the Custodian are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.


                                YIELD INFORMATION


                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "YIELD INFORMATION."



                For the seven-day period ended December 31, 1996, the yield and effective yield of the Money Market Portfolio, net of absorbed expenses, was 4.64% and 4.74%, respectively. The yield and effective yield of the Money Market Portfolio without the absorption of certain expenses would have been 4.51% and 4.60%, respectively, for the same period. For the seven-day period ended December 31, 1996, the yield and effective yield of the Tax Free Money Market Portfolio, net of absorbed expenses, was 3.08% and 3.12%, respectively. The yield and effective yield of the Tax Free Money Market Portfolio without the absorption of certain expenses would have been 2.62% and 2.65%, respectively, for the same period. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and analyzing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.



                Based upon a 1996 Federal income tax rate of 39.60%, the Tax Free Money Market Portfolio's tax equivalent yield for the seven-day period ended December 31, 1996 was 4.34%. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt. Each investor should consult with its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.



                Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in a Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Portfolio's price per share is determined.



                             PORTFOLIO TRANSACTIONS

                Portfolio securities ordinarily are purchased directly from the issuer or an underwriter or a market maker for the securities. Usually no brokerage commissions are paid for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by either Portfolio to date.

                Transactions are allocated to various dealers by the Portfolio's investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms.


                Research services furnished by brokers through which the Portfolios effect securities transactions may be used by the Adviser in advising other funds or accounts it advises and, conversely, research services furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises may be used by the Adviser in advising each Portfolio. Although it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt and study of such services should not reduce the overall expenses of its research department.



                        INFORMATION ABOUT THE PORTFOLIOS


                THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE PORTFOLIOS' PROSPECTUS ENTITLED "GENERAL INFORMATION."


                  Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, subscription  or conversion rights and are freely transferable.


                Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.



                As of April 11, 1997, the following shareholder beneficially owned, directly or indirectly, 5% or more of the Tax Free Money Market Portfolio's outstanding shares:



                                        Percent of Total
NAME AND ADDRESS                        Shares Outstanding

Carolyn Cline-Arazi TTEE                        7.42%
Arazi Charitable Remainder UniTrust
2780 Broadway
San Francisco, CA  94115-1105


                Each Portfolio will send annual and semi-annual financial statements to all its shareholders.


           CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, COUNSEL
                            AND INDEPENDENT AUDITORS


                The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of each Portfolio's investments. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Fund's transfer and dividend disbursing agent (the "Transfer Agent"). Under the transfer agency agreement with the Fund, the Transfer Agent maintains shareholder account records for each Portfolio, handles certain communications between shareholders and the Portfolio and pays dividends and distributions payable by the Portfolio. For these services, the Transfer Agent receives a monthly fee compiled on the basis of the number of shareholder accounts it maintains for each Portfolio during the month, and is reimbursed for certain out-of-pocket expenses. Neither The Bank of New York nor the Transfer Agent has any part in determining the investment policies of a Portfolio or which securities are to be purchased or sold by the Portfolio.



                Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Prospectus.



                KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, independent auditors, have been selected as the Fund's auditors for the year ending December 31, 1997.

                                    APPENDIX

                Description of the two highest commercial paper, bond, municipal bond and other short- and long-term rating categories assigned by S&P, Moody's, Fitch, Duff & Phelps Credit Rating Co. ("Duff"), IBCA Inc. and IBCA Limited ("IBCA"), and Thomson BankWatch, Inc. ("BankWatch"):

COMMERCIAL PAPER AND SHORT-TERM RATINGS

                The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions pin well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

                The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

                The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                The rating TBW-1 is the highest short-term rating assigned by BankWatch; the rating indicates that the degree of safety regarding timely repayment of principal and interest is very strong. The rating TBW-2 is the second highest short-term rating assigned by BankWatch; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

                Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degrees from issues rated AAA.

                Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

                Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

                Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt. Bonds rated AA are considered to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

                Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

INTERNATIONAL AND U.S. BANK RATINGS

                An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long- and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

                Description of certain S&P, Moody's and Fitch ratings of Municipal Obligations:

S&P

MUNICIPAL BOND RATINGS

                An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

                The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

                Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

                Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the category.

MUNICIPAL NOTE RATINGS

                                      SP-1

                The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                                      SP-2

                The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.


 Moody's

MUNICIPAL BOND RATINGS

                                       Aaa

                Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa

                Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds in the Aa category which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

MUNICIPAL NOTE RATINGS

                Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short- term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

                A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

                Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                                  MIG 1/VMIG 1

                This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                                  MIG 2/VMIG 2

                This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Fitch

MUNICIPAL BOND RATINGS

                The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

                Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

                Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the rating symbol AA to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

                Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

                Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

                EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

                VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

                GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

                              FINANCIAL STATEMENTS


                The Portfolios' Annual Report to Shareholders for the fiscal year ended December 31, 1996 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)          Financial Statements:

                     Included in Part A of the Registration Statement:

                              Financial Highlights.

                     Included in Part B of the Registration Statement:

                              Statements of Investments.*

                              Statements of Assets and Liabilities.*

                              Statements of Operations.*

                              Statements of Changes in Net Assets.*

                              Notes to Financial Statements.*

                              Reports of KPMG Peat Marwick LLP, Independent
                                 Auditors.*

-------------------------
*        Incorporated by reference to the Registrant's Annual
         Report to Shareholders.

         (b)      Exhibits:

                  (1) (a) Articles of Incorporation are incorporated by reference to Exhibit (1) of the Registration Statement on Form N-1A, filed on March 29, 1990.

                      (b) Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on June 22, 1990.

                      (c) Articles Supplementary dated October 16, 1990 are incorporated by reference to Exhibit(1)(c) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 25, 1990.

                      (d) Articles Supplementary dated January 9, 1992 are incorporated by reference to Exhibit
                                    (1)(d) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on January 17, 1992.

                      (e) Articles Supplementary dated February 15, 1994 are incorporated by reference to Exhibit
                                   (1)(e) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1994.

                      (f) Articles of Amendment are incorporated by by reference to Exhibit (1)(f) of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 30, 1996.


                      (g) Articles Supplementary dated February 24, 1997 are incorporated by reference to Exhibit (1)(g) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on February 27, 1997.


                  (2)      By-Laws are incorporated by reference to Exhibit
                           (2) of Pre-Effective Amendment No. 3 to the
                           Registration Statement on Form N-1A, filed on June 22, 1990.

                  (4) Specimen copies of stock certificates are incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 7, 1991.

                  (5)      (a)(i)     Amended Investment Advisory Agreement
                                      between the Registrant and BEA
                                      Associates is incorporated by reference
                                      to Exhibit (5)(b)(i) of Post-Effective
                                      Amendment No. 15 to the Registration
                                      Statement on Form N-1A, filed on
                                      August 19, 1992.

                           (a)(ii) Investment Advisory Agreement between the Registrant and Mitchell Hutchins Asset Management Inc. is incorporated by reference to Exhibit (5)(b)(iii) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 7, 1991.


                           (a)(iii)   Investment Advisory Agreement
                                      between Registrant and First
                                      American National Bank is incorporated
                                      by reference to Exhibit (5)(a)(iii) of
                                      Post-Effective Amendment No. 31 to
                                      Registration Statement on Form N-1A,
                                      filed on February 27, 1997.


                           (a)(iv)    Investment Advisory Agreement
                                      between the Registrant and BEA
                                      Associates is incorporated by
                                      reference to Post-Effective
                                      Amendment No. 25 to the Registration
                                      Statement on Form N-1A, filed on May
                                      1, 1995.

                       (b)(i) Sub-Investment Advisory Agreement among Registrant, First American National Bank and Barnett Banks and Trust Company, N.A. is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1994.


                       (c) Administration Agreement between Registrant and BISYS Fund Services Limited Partnership dated April 25, 1996, as revised February 11, 1997.

                  (6)  (a)            Distribution Agreement between
                                      Registrant and BISYS Fund Services
                                      Limited Partnership dated February 11,
                                      1997.

                       (b)(i) Form of Plan Agreement, with respect to Registrant's Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio, is incorporated by reference to Exhibit (6)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 7, 1991.

                       (b)(ii) Form of Distribution Plan Agreement, with respect to Registrant's BEA Short Duration Portfolio is incorporated by reference to Exhibit (6)(b)(iv) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed On August 19, 1992.


                       (b)(iii)       Distribution Plan Agreement, with
                                      respect to Registrant's AmeriStar
                                      Portfolios, is incorporated by reference to Exhibit (6)(b)(iii) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on February 27, 1997.


                  (8)  (a)            Custody and Fund Accounting Agreement
                                      with The Bank of New York is
                                      incorporated by reference to
                                      Exhibit (8)(a) of Pre-Effective
                                      Amendment No. 3 to the Registration
                                      Statement on Form N-1A, filed on June
                                      22, 1990.

                       (b)           Form of Foreign Sub-Custodian
                                     Agreement is incorporated by
                                     reference to Post-Effective
                                     Amendment No. 22 to the Registration
                                     Statement on Form N-1A, filed on
                                     February 10, 1994.

                  (9)  (a)           Special Management Services Agreement
                                     among the Registrant, Mitchell Hutchins
                                     Asset Management Inc. and Concord
                                     Holding Corporation is incorporated by
                                     reference to Exhibit (9) of Post-
                                     Effective Amendment No. 6 to the
                                     Registration Statement on Form N-1A,
                                     filed on June 7, 1991.

                       (b) Form of Shareholder Services Agreement is incorporated by reference to Exhibit (5)(e) of Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on June 22, 1990.

                       (c) Shareholder Services Plan with respect to Registrant's AmeriStar Prime Money Market and U.S. Treasury Money Market Portfolios is incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on February 10, 1994.

                  (11)               Consent of Independent Auditors.

                  (15) (a) Plan of Distribution pursuant to Rule 12b-1, with respect to Registrant's Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash
                                     Reserves Tax Free Money Market Portfolio, is incorporated by reference to Exhibit
                                     (15) of Post-Effective Amendment No. 6
                                     to the Registration Statement on Form
                                     N-1A, filed on June 7, 1991.

                       (b) Distribution Plan pursuant to Rule 12b-1, with respect to Registrant's BEA Short Duration Portfolio, is incorporated by reference to
                                     Exhibit (15)(c) of Post-Effective
                                     Amendment No. 15 to the Registration
                                     Statement on Form N-1A filed on
                                     August 19, 1992.


                       (c)           Distribution Plan pursuant to Rule
                                     12b-1, with respect to Registrant's
                                     AmeriStar Portfolios, is incorporated by reference to Exhibit (15)(c) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed February 27, 1997.


                  (16) Computations of Performance Information are incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on May 1, 1995.

                  (17)               Financial Data Schedules are
                                     incorporated by reference to
                                     Registrant's Annual Report on Form N-SAR filed on or about February 27, 1997.

                  (18) (i) Rule 18f-3 Plans for Registrant's BEA, CCR and AmeriStar
                                     Portfolios are incorporated by
                                     reference to Post-Effective Amendment
                                     No. 25 to the Registration Statement on
                                     Form N-1A, filed on May 1, 1995.


                           (ii)      Rule 18f-3 Plan for Registrant's
                                     AmeriStar Non-Money Market Portfolios is incorporated by reference to Exhibit (18)
                                     (ii) of Post-Effective Amendment No. 31
                                     to the Registration Statement on Form N-1A, filed February 27, 1997.


         Other Exhibit:  (i)         Certificate of Corporate Secretary is
                                     incorporated by reference to Other
                                     Exhibit of Pre-Effective Amendment
                                     No. 3 to the Registration Statement
                                     on Form N-1A, filed on June 22,
                                     1990.

                          (ii) Powers of Attorney are incorporated by reference to Pre-Effective Amendment No. 1 and Post-Effective Amendment No. 8 to the Registration Statement on Form
                                     N-1A, filed on May 23, 1990 and November
                                     15, 1991, respectively.

Item 25. Persons Controlled By or Under Common Control with Registrant

                  Not applicable.


Item 26.          Number of Holders of Securities

                 (1)                        (2)

                                       Number of Record
                                         Holders as of
           Title of Class               March 31, 1997

         Common Stock, par value
             $.001 per share

           Alpha Government
             Securities Portfolio               64

           Correspondent Cash Reserves         42,821
             Money Market Portfolio

           Correspondent Cash Reserves Tax      1,556
             Free Money Market Portfolio

           AmeriStar Prime Money Market Portfolio

             --Trust Shares                           2
             --Investor Shares                       25

           AmeriStar Capital Growth Portfolio

             --Trust Shares                           0
             --Investor Shares                        5

          AmeriStar Core Income
             Portfolio

             --Trust Shares                           0
             --Investor Shares                        5

           AmeriStar Limited
             Duration Income Portfolio

             --Trust Shares                           0
             --Investor Shares                        6

           AmeriStar Tennessee Tax Exempt
             Bond Portfolio

             --Trust Shares                           0
             --Investor Shares                        6

           AmeriStar U.S. Treasury Money
             Market Portfolio

             --Trust Shares                           2
             --Investor Shares                       10

           AmeriStar Dividend Growth Portfolio

             --Trust Shares                           0
             --Investor Shares                        4

           AmeriStar Limited Duration U.S.
             Government Portfolio

             --Trust Shares                           0
             --Investor Shares                        4

           AmeriStar Limited Duration Tennessee
             Tax Free Portfolio

             --Trust Shares                           0
             --Investor Shares                        3


Item 27.            Indemnification

               Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation filed as Exhibit 1 to the Registration Statement, filed on March 29, 1990, and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 to Pre-Effective Amendment No. 3 to the Registration Statement, filed on June 22, 1990, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


               Reference also is made to the Distribution Agreement filed as
Exhibit 6(a) to Post-Effective Amendment No. 31 to the Registration Statement, filed February 27, 1997.


Item 28(a).  Business and Other Connections of Investment
                      Adviser and/or Sub-Investment Adviser



               (i) Registrant is fulfilling the requirement of this Item 28(a) to provide a list of the officers and directors of Mitchell Hutchins Asset Management Inc., the investment adviser of the Registrant's Correspondent Cash Reserves Money Market Portfolio, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by Mitchell Hutchins Asset Management Inc. or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by the Mitchell Hutchins Asset Management Inc. (SEC File No. 801-13219).



               (ii) First American National Bank, the investment adviser of the Registrant's AmeriStar Portfolios, is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. To the knowledge of the Registrant, none of the directors or executive officers of First American National Bank, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and executive officers of First American National Bank also hold or have held various positions with bank and non-bank affiliates of First American National Bank, including First American Corporation.



                                                                                         Principal Occupation or
                                                                                            Other Employment of a
                                                     Position with                             Substantial
Name                                                    Adviser                                  Nature

Samuel E. Beale, III                                 Director                           President and Chief
                                                                                        Executive Officer of
                                                                                        Morrison Restaurants,
                                                                                        Inc.

Dennis C. Bottorff                                   Director and                       President and Chief
                                                     Chief Executive                    Executive Officer of
                                                     Officer                            First American
                                                                                        Corporation

Earnest W. Deavenport, Jr.                           Director                           Group Vice President of
                                                                                        Eastman Kodak Company
Reginald D. Dickson                                  Director                           President Emeritus of
                                                                                        INROADS, Inc.
T. Scott Fillebrown                                  Director                           Private Investor

James A. Haslam, II                                  Director                           President and Chief
                                                                                        Executive Officer of
                                                                                        Pilot Corporation
Martha R. Ingram                                     Director                           Director of Public
                                                                                        Affairs of Ingram
                                                                                        Industries, Inc.
Walter D. Knestrick                                  Director                           Chairman of the Board
                                                                                        of Walter Knestrick
                                                                                        Contractor, Inc.
Gene C. Koonce                                       Director                           President and Chief
                                                                                        Executive Officer of
                                                                                        United Cities Gas
                                                                                        Company
James R. Martin                                      Director                           Chairman and Chief
                                                                                        Executive Officer of
                                                                                        PlastiLine, Inc.
William O. McCoy                                     Director                           Vice Chairman of the
                                                                                        Board of BellSouth
                                                                                        Corporation
Dale W. Polley                                       Director, Vice                     Vice Chairman and Chief
                                                     Chairman and                       Administrative Officer
                                                     Chief                              of First American
                                                     Administrative                     Corporation
                                                     Officer
Toy F. Reid                                          Director                           Retired Executive Vice
                                                                                        President of Eastman
                                                                                        Kodak Company
Roscoe R. Robinson                                   Director                           Vice Chancellor for
                                                                                        Health Affairs of
                                                                                        Vanderbilt University
                                                                                        Medical Center
James F. Smith                                       Director                           Chairman of the Board
                                                                                        of First American
                                                                                        Corporation
Cal Turner, Jr.                                      Director                           Chairman and Chief
                                                                                        Executive Officer of
                                                                                        Dollar General
                                                                                        Corporation
David K. Wilson                                      Director                           Chairman of the Board
                                                                                        of Cherokee Equity
                                                                                        Corporation
Toby S. Wilt                                         Director                           President of TSW
                                                                                        Investment Company
William S. Wire, II                                  Director                           Chairman of the Board
                                                                                        of Genesco, Inc.

James C. Armistead, Jr.                              Executive Vice                     None
                                                     President

John W. Boyle, Jr.                                   President,                         None
                                                     Corporate Bank

R. Booth Chapman                                     Executive Vice                     None
                                                     President

Emery F. Hill                                        Executive Vice                     None
                                                     President

Dennis J. Hooks                                      Executive Vice                     None
                                                     President

Rufus B. King                                        Executive Vice                     None
                                                     President

John W. Logan                                        Executive Vice                     None
                                                     President

Robert A. McCabe, Jr.                                President,                         None
                                                     General Bank

Robert E. McNeilly, Jr.                              President and                      None
                                                     Chief Executive
                                                     Officer, First
                                                     American Trust
                                                     Company, N.A.

Martin E. Simmons                                    Executive Vice                     None
                                                     President,
                                                     General Counsel
                                                     and Corporate
                                                     Secretary

Terry S. Spencer                                     Executive Vice                     None
                                                     President

Jonn W. Smithwick                                    Executive Vice                     None
                                                     President

M. Terry Turner                                      Executive Vice                     None
                                                     President

Alexander P. Waddell, IV                             Senior Vice                        None
                                                     President and
                                                     Treasurer



Item 29.  Principal Underwriters

               (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:


                             AFBA Five Star Shares
                                   ARCH Funds
                              AMCORE Vintage Funds
                               Ernst World Funds
                             Fountain Square Funds
                                   HSBC Funds
                                    KeyFunds
                               MarketWatch Funds
                                MMA Praxis Funds
                             Pacific Capital Funds
                                 Pegasus Funds
                                 Republic Funds
                                Riverside Funds
                            Summit High Yield Fund

     (b) The information required by this Item 29(b) regarding each director or officer of BISYS Fund Services Limited Partnership is incorporated by reference to Schedule A of Form BD filed by Concord Financial Group, Inc. pursuant to the Securities Exchange Act of 1934 (SEC File No. 8- 32480).

Item 30.  Location of Accounts and Records

          1.       BISYS Fund Services Limited Partnership
                   3435 Stelzer Road
                   Columbus, Ohio 43219-3035


          2.       BISYS Fund Services Ohio, Inc.
                   3435 Stelzer Road
                   Columbus, Ohio 43219-3035


          3.       The Bank of New York
                   90 Washington Street
                   New York, New York  10015

          4.       First American National Bank
                   315 Deaderick Street
                   Nashville, Tennessee 37238

          5.       Mitchell Hutchins Asset Management Inc.
                   1285 Avenue of the Americas
                   New York, New York  10019



Item 31. Management Services

               Not Applicable.

Item 32. Undertakings

               (b) Registrant hereby undertakes

               (1) to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act registration statement with respect to the Registrant's AmeriStar Dividend Growth, Limited Duration U.S. Government and Limited Duration Tennessee Tax Free Portfolio;

               (2) to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding Common Stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholders communications;

               (3) to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of April, 1997.


                                          THE INFINITY MUTUAL FUNDS, INC.
                                                 (Registrant)


                                          By: /s/William B. Blundin*
                                          William B. Blundin, President


                  Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/William B. Blundin*                               President (Principal
WILLIAM B. BLUNDIN                                   Executive Officer) and
                                                     Chairman of the Board of
                                                     Directors

/s/Martin R. Dean*                                   Treasurer (Chief
MARTIN R. DEAN                                       Financial and
                                                    Accounting Officer)


/s/Richard H. Francis*                               Director
RICHARD H. FRANCIS

/s/Norma A. Coldwell*                                Director
NORMA A. COLDWELL


/s/William W. McInnes*                               Director
WILLIAM W. McINNES

/s/Robert A. Robinson*                               Director
ROBERT A. ROBINSON

*By:/s/Robert L. Tuch                                 April 28, 1997
    Robert L. Tuch
      Attorney-in-fact

                         THE INFINITY MUTUAL FUNDS, INC.

                       Post-Effective Amendment No. 32 to

                    Registration Statement on Form N-1A under

                         the Securities Act of 1933 and


                       the Investment Company Act of 1940

                                    EXHIBITS


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                        Consents of Independent Auditors